UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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☒ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to §240.14a-12

ITC^DeltaCom, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ITC^DeltaCom, Inc.

7037 Old Madison Pike

Huntsville, Alabama 35806

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 3, 2006

Dear stockholder:

On behalf of the board of directors of ITC^DeltaCom, Inc., it is my pleasure to invite you to ITC^DeltaCom’s 2006 annual meeting of stockholders. The annual meeting will be held on May 3, 2006, at 9:00 a.m., local time, at the Company’s principal executive offices at 7037 Old Madison Pike, Huntsville, Alabama 35806. The annual meeting has been called for the following purposes:

1.	to consider and vote upon a proposal to elect seven directors of the Company; and

2.	to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on March 24, 2006 will be entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend this meeting.

Your vote is very important to us. Whether or not you plan to attend the meeting in person, your shares should be represented and voted. To vote, you should complete, sign, date and promptly return the proxy in the postage-paid envelope that we have included for your convenience. Alternatively, you may vote your shares through the Internet or by telephone as indicated on the enclosed proxy card. No postage is required if the proxy is mailed in the United States. Submitting the proxy before the annual meeting will not preclude you from voting in person at the annual meeting if you should decide to attend.

By Order of the Board of Directors,

Randall E. Curran Chief Executive Officer

Dated: April 7, 2006

ITC^DELTACOM, INC.

7037 Old Madison Pike

Huntsville, Alabama 35806

Annual Meeting of Stockholders

May 3, 2006

PROXY STATEMENT

GENERAL INFORMATION

ITC^DeltaCom, Inc. (the “Company”) is furnishing this proxy statement in connection with the solicitation of proxies by the Company’s board of directors for use at the annual meeting of the Company’s stockholders to be held on May 3, 2006, at 9:00 a.m., local time, at the Company’s principal executive offices at 7037 Old Madison Pike, Huntsville, Alabama 35806.

This proxy statement and the enclosed proxy card are first being mailed to the Company’s stockholders on or about April 7, 2006.

The annual meeting has been called for stockholders to consider and vote upon a proposal to elect seven directors of the Company and to transact such other business, if any, as may properly come before the annual meeting or any adjournment or postponement of the meeting.

Proxy Solicitation

The Company will pay the cost of this proxy solicitation. In addition to the solicitation of proxies by use of the mails, officers and other employees of the Company and its subsidiaries may solicit proxies by personal interview, telephone, facsimile, e-mail and telegram. None of these individuals will receive compensation for these services, which will be performed in addition to their regular duties. The Company also expects to make arrangements with brokerage firms, banks, custodians, nominees and other fiduciaries to forward proxy solicitation materials for shares held of record by them to the beneficial owners of such shares. The Company will reimburse such persons for their reasonable out-of-pocket expenses in forwarding such materials.

A list of stockholders entitled to vote at the annual meeting will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten days before the meeting at the Company’s principal executive offices at 7037 Old Madison Pike, Huntsville, Alabama 35806, and at the time and place of the meeting during the whole time of the meeting.

Voting and Revocability of Proxies

A proxy card for use in connection with the annual meeting and a return postage-paid envelope are enclosed. Stockholders also may vote their shares through the Internet or by telephone by following the instructions provided on the enclosed proxy card.

Shares that are represented by a properly executed proxy, if the proxy is received in time and not revoked, will be voted at the annual meeting according to the instructions indicated in the proxy. If no instructions are indicated, the shares will be voted FOR the election of each of the nominees to the board of directors. Discretionary authority is provided in the proxy as to any matters not specifically referred to in the proxy. The board of directors is not aware of any other matters that are likely to be brought before the annual meeting. If any other matter is properly presented at the annual meeting for action, including a proposal to adjourn or postpone the annual meeting to permit the Company to solicit additional proxies in favor of any proposal, the persons named in the accompanying proxy will vote on the matter in their own discretion.

A vote through the Internet or by telephone may be revoked by executing a later-dated proxy card, by subsequently voting through the Internet or by telephone, or by attending the annual meeting and voting in person. A stockholder executing a proxy card also may revoke the proxy at any time before it is exercised by giving written notice revoking the proxy to the Company’s Secretary, by subsequently filing another proxy bearing a later date or by attending the annual meeting and voting in person. Attending the annual meeting will not automatically revoke a stockholder’s prior Internet or telephone vote or the stockholder’s proxy. All written notices of revocation or other communications with respect to revocation of proxies should be addressed to ITC^DeltaCom, Inc., 7037 Old Madison Pike, Huntsville, Alabama 35806, Attention: Secretary.

Voting Procedure

All holders of record of the Company’s common stock at the close of business on March 24, 2006 will be eligible to vote on all proposals at the annual meeting. Each holder of common stock is entitled to one vote at the annual meeting for each share held by such stockholder as of the record date. As of March 24, 2006, there were 18,745,359 shares of common stock outstanding, which represented a total of 18,745,359 votes entitled to vote at the annual meeting.

The holders of outstanding shares of capital stock representing a majority of the total votes entitled to vote at the annual meeting, present in person or by proxy, will constitute a quorum at the annual meeting. Votes cast in person or by proxy at the annual meeting will be tabulated by the inspector of election appointed for the annual meeting, who will determine whether a quorum is present. Abstentions and any broker non-votes will be counted for purposes of determining the presence of a quorum at the annual meeting.

Under the applicable rules of the exchanges and other self-regulatory organizations of which broker-dealers are members, broker-dealers who hold their customers’ shares in street name may vote the shares of their customers on routine proposals when they have not received instructions from the customers. Under these rules, brokers may not vote shares of their customers on other matters without instructions from their customers. A broker non-vote occurs with respect to any proposal when a broker holds shares of a customer in its name and is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given.

Stockholder Approval of Election of Directors

Assuming a quorum is present at the annual meeting, approval of the seven nominees to the board of directors requires a plurality of the votes cast at the annual meeting by the holders of the common stock. Accordingly, the directorships to be filled at the annual meeting will be filled by the nominees receiving the highest number of votes. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

As of March 24, 2006, a group of stockholders of the Company affiliated with Welsh, Carson, Anderson & Stowe, a private equity firm, who are referred to collectively in this proxy statement as the “Welsh, Carson, Anderson & Stowe Group,” owned of record a majority of the outstanding shares of common stock. See “Security Ownership” for information about the capital stock owned by the Welsh, Carson, Anderson & Stowe Group. The members of the Welsh, Carson, Anderson & Stowe Group and certain former and current affiliates and associates of Welsh, Carson, Anderson & Stowe from time to time, who are referred to collectively in this proxy statement as the “WCAS securityholders,” are obligated under the Governance Agreement described elsewhere in this proxy statement to vote all of their shares of common stock in favor of the election of each of the nominees to the board of directors. Accordingly, if such votes are cast in accordance with the Governance Agreement, the election of each of the nominees for director is assured.

The board of directors recommends that the stockholders vote “FOR” the proposal to elect seven directors to be presented at the annual meeting.

Voting Rights of Preferred Stock

Under the Company’s certificate of incorporation, holders of the Company’s 8% Series A convertible redeemable preferred stock (the “Series A preferred stock”) and the Company’s 8% Series B convertible redeemable preferred stock (the “Series B preferred stock”) are currently entitled to vote on an “as-converted” basis together with the holders of the common stock as a single class on all matters presented for a vote to the holders of the common stock, other than the election of directors. Accordingly, the holders of the Series A preferred stock and the Series B preferred stock are not entitled to vote on the election of directors at the annual meeting.

If any matter other than the election of directors is properly presented at the annual meeting for action, holders of the Series A preferred stock and the Series B preferred stock will be entitled to vote on such matter on an as-converted basis. In such event, holders of the Series A preferred stock and the Series B preferred stock would be entitled to cast a number of votes equal to the number of shares of common stock into which each such series of preferred stock was convertible as of the annual meeting record date of March 24, 2006. In accordance with the certificate of incorporation, each holder of any of the 194,043 shares of Series A preferred stock outstanding as of the record date is entitled to cast 5.9371 votes at the annual meeting for each such share held by the stockholder as of the record date, and each holder of any of the 583,513 shares of Series B preferred stock outstanding as of the record date is entitled to cast 11.3134 votes at the annual meeting for each such share held by the stockholder as of the record date. As of the record date, holders of the Series A preferred stock are entitled to cast a total of approximately 1,152,052 votes and holders of the Series B preferred are entitled to cast a total of approximately 6,601,511 votes.

Annual Report to Stockholders

A copy of the Company’s annual report on Form 10-K for its 2005 fiscal year, as filed with the Securities and Exchange Commission, accompanies this proxy statement as the Company’s annual report to stockholders. The annual report on Form 10-K is also available through the Company’s web site at www.itcdeltacom.com. The annual report to stockholders and the Form 10-K are not proxy soliciting materials.

Important Notice Regarding Delivery of Stockholder Documents

If you and other residents at your mailing address own common stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report to stockholders and proxy statement for each company in which you hold shares through that broker or bank. The practice of sending only one copy of an annual report to stockholders and proxy statement is known as “householding.” If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of the Company’s annual report to stockholders and this proxy statement to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm and your account number to Householding Department, 51 Mercedes Way, Edgewood, New Jersey 11717 (telephone number: 1-800-542-1061). The revocation of your consent to householding will be effective following its receipt. In any event, if you did not receive an individual copy of the Company’s annual report to stockholders or this proxy statement, the Company will send a copy to you upon request if you (1) send a written request to ITC^DeltaCom, Inc., 7037 Old Madison Pike, Huntsville, Alabama 35806, Attention: Secretary, or (2) direct your request by telephone to the Company at (256) 382-5900. If you are receiving multiple copies of the Company’s annual report to stockholders and proxy statement, you can request householding by contacting the Company’s corporate secretary in the same manner.

The Company encourages you to participate in this program. Your participation will reduce the volume of duplicate information received at your household, as well as reduce the Company’s operating expenses.

Reverse Stock Split

The common stock share amounts set forth in this proxy statement have been adjusted to give effect to the one-for-three reverse split of the common stock implemented by the Company on September 13, 2005.

SECURITY OWNERSHIP

The following tables present information regarding beneficial ownership of the Company’s common stock, Series A preferred stock and Series B preferred stock as of March 24, 2006. This information has been presented in accordance with SEC rules and is not necessarily indicative of beneficial ownership for any other purpose. Under SEC rules, beneficial ownership of a class of capital stock includes any shares of such class as to which a person, directly or indirectly, has or shares voting power or investment power and also any shares as to which a person has the right to acquire such voting or investment power within 60 days through the exercise of any stock option, warrant or other right, without regard to whether such right expires before the end of such 60-day period or continues thereafter. If two or more persons share voting power or investment power with respect to specific securities, all of such persons may be deemed to be the beneficial owners of such securities. Except as otherwise indicated below and under applicable community property laws, based on the information available to it, the Company believes that the beneficial owners of the securities listed below have sole voting and investment power with respect to the shares shown.

As of March 24, 2006, 18,745,359 shares of the common stock, 194,043 shares of the Series A preferred stock and 583,513 shares of the Series B preferred stock were outstanding.

The following tables and related notes do not include the additional shares of common stock or preferred stock that would or may be issuable after March 24, 2006 as a result of dividends that accrue on the preferred stock after that date. The information presented below assumes that any fractional shares of common stock otherwise issuable upon conversion of the Series A preferred stock or Series B preferred stock or upon exercise of outstanding warrants issued on October 29, 2002 (the “Series A warrants”), October 6, 2003 (the “Series B warrants”) or March 29, 2005 (the “Series C warrants”) will be rounded up to the nearest whole share of common stock. Preferred stock amounts also have been rounded up to the nearest whole number.

The following tables and related notes do not include any shares of common stock or any shares of the Company’s 8% Series C convertible redeemable preferred stock (the “Series C preferred stock”) that may be issuable after March 24, 2006 upon exercise of outstanding warrants first issued on July 26, 2005 (the “Series D warrants”). The Series D warrants will not become exercisable until the scheduled initial exercise date of June 30, 2007 or, if earlier, the date of a change of control of the Company, as defined in the warrant agreement under which the Series D warrants were issued (the “Series D warrant agreement”), or the date on which the WCAS securityholders make specified dispositions of their Company equity securities.

Principal Stockholders

The following tables present, as of March 24, 2006, information based upon the Company’s records and filings with the SEC regarding each person, other than a director, director nominee or executive officer of the Company, known by the Company to be the beneficial owner of more than 5% of the common stock, the Series A preferred stock or the Series B preferred stock.

Common Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%)
Welsh, Carson, Anderson & Stowe Group 320 Park Avenue, Suite 2500 New York, New York 10022	23,654,517	72.3

Series A Preferred Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%)
Basso Holdings Ltd. c/o Basso Capital 1281 E. Main Street Stamford, Connecticut 06902	10,229	5.3

Basso Multi-Strategy Holdings Fund Ltd. c/o Basso Capital 1281 E. Main Street Stamford, Connecticut 06902	10,229	5.3

CT Communications, Inc. 110 Great Road Bedford, Massachusetts 01730	15,338	7.9

Donald W. Burton P.O. Box 4643 Jackson, Wyoming 83001	25,563	13.2

Campbell B. Lanier, III P.O. Box 20 3300 20th Avenue Valley, Alabama 36854	46,032	23.7

J. Smith Lanier, II. c/o J. Smith Lanier & Co. P.O. Box 70300 West Tenth Street West Point, Georgia 31833	25,403	13.1

Series B Preferred Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%)
Welsh, Carson, Anderson & Stowe Group 320 Park Avenue, Suite 2500 New York, New York 10022	579,808	99.4

The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days after such date, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days after such date. Consequently, the denominator for calculating beneficial ownership percentages may be different for each beneficial owner.

The information concerning the Welsh, Carson, Anderson & Stowe Group is based upon the Company’s records and an amended statement on Schedule 13D/A filed with the SEC on April 6, 2005. The entities and individuals referred to below constitute the Welsh, Carson, Anderson & Stowe Group. The members of the Welsh, Carson, Anderson & Stowe Group, together with the other holders of the Series B preferred stock and certain former and current affiliates and associates of Welsh, Carson, Anderson & Stowe, constitute the WCAS securityholders referred to elsewhere in this proxy statement. The Welsh, Carson, Anderson & Stowe Group reports that Welsh, Carson, Anderson & Stowe VIII, L.P. shares voting and investment power with respect to all of the securities shown with the following other members of the Welsh, Carson, Anderson & Stowe Group: WCAS VIII Associates, LLC, WCAS Capital Partners III, L.P., WCAS CP III Associates, L.L.C., Patrick J. Welsh, Russell L. Carson, Bruce K. Anderson, Thomas E. McInerney, Robert A. Minicucci, Anthony J. de Nicola, Paul B. Queally, Jonathan M. Rather, D. Scott Mackesy, John D. Clark, James R. Matthews and Sanjay Swani. The foregoing individuals are the managing members of WCAS VIII Associates, L.L.C., which is the sole general partner of Welsh, Carson, Anderson & Stowe VIII, L.P., and the managing members of WCAS CP III Associates, L.L.C., which is the sole general partner of WCAS Capital Partners III, L.P. The shares of common stock shown as beneficially owned by the Welsh, Carson, Anderson & Stowe Group include the following: 6,559,563 shares of common stock issuable upon the conversion of Series B preferred stock held of record by members of the Welsh, Carson, Anderson & Stowe Group; 902,674 shares of common stock issuable upon the exercise of Series B warrants held of record by members of the Welsh, Carson, Anderson & Stowe Group; and 6,560,070 shares of common stock issuable upon the exercise of Series C warrants held of record by members of the Welsh, Carson, Anderson & Stowe Group.

The shares of Series A preferred stock shown as beneficially owned by Donald W. Burton consist of 6,391 shares of Series A preferred stock held of record by The Burton Partnership, Limited Partnership and 19,172 shares of Series A preferred stock held of record by The Burton Partnership (QP), Limited Partnership. Mr. Burton is the general partner of The Burton Partnership, Limited Partnership and The Burton Partnership (QP), Limited Partnership.

The shares of Series A preferred stock shown as beneficially owned by Campbell B. Lanier, III include 677 shares of Series A preferred stock held of record by Brown Investment Partners, L.P., of which Mr. Lanier serves as general partner.

The shares of Series A preferred stock shown as beneficially owned by J. Smith Lanier, II include 5,273 shares of Series A preferred stock held of record by Mr. Lanier’s spouse, for which Mr. Lanier shares voting and investment power.

Investment in ITC^DeltaCom by Directors and Executive Officers

The following tables present, as of March 24, 2006, information regarding the beneficial ownership of the common stock and the Series B preferred stock by the following persons:

•	each director and each nominee to the board of directors;

•	the Company’s Chief Executive Officer and the other executive officers identified in the summary compensation table appearing under “Executive Compensation”; and

•	all directors and executive officers as a group.

None of the foregoing persons beneficially owned any shares of the Series A preferred stock as of March 24, 2006.

Common Stock

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%)
John Almeida, Jr	2,635	*
Steven C. Chang	—	—
Randall E. Curran	—	—
John J. DeLucca	3,557	*
Anthony J. de Nicola	23,654,740	72.3
Richard E. Fish, Jr.	—	—
Clyde A. Heintzelman	—	—
Michael E. Leitner	—	—
R. Gerald McCarley	3,890	*
Thomas E. McInerney	23,654,740	72.3
J. Thomas Mullis	42,451	*
Sara L. Plunkett	27,418	*
Sanjay Swani	23,654,740	72.3
Larry F. Williams	75,018	*
All directors and executive officers as a group (14 persons)	23,810,155	72.4

*	Less than one percent.

Series B Preferred Stock

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%)
John Almeida, Jr	47	*
Steven C. Chang	—	—
Randall E. Curran	—	—
John J. DeLucca	—	—
Anthony J. de Nicola	579,808	99.4
Richard E. Fish, Jr.	—	—
Clyde A. Heintzelman	—	—
Michael E. Leitner	—	—
R. Gerald McCarley	—	—
Thomas E. McInerney	579,808	99.4
J. Thomas Mullis	—	—
Sara L. Plunkett	—	—
Sanjay Swani	579,808	99.4
Larry F. Williams	—	—
All directors and executive officers as a group (14 persons)	579,855	99.4

*	Less than one percent.

The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days after such date, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days after such date. Consequently, the denominator for calculating beneficial ownership percentages may be different for each beneficial owner.

The shares of common stock shown as beneficially owned by any executive officer or director, other than Randall E. Curran and Richard E. Fish, Jr., include the shares of common stock subject to the portion of restricted stock units held by the executive officer or director that have vested or will vest within 60 days of March 24, 2006. Such shares would be deliverable to the executive officer or director within 60 days of March 24, 2006 only if, following vesting, the service of the executive officer or director with the Company were to terminate within such period for any reason other than for cause, as defined in the ITC^DeltaCom, Inc. Amended and Restated Stock Incentive Plan. The shares of common stock and preferred stock shown as beneficially owned by Randall E. Curran and Richard E. Fish, Jr. do not include any of the shares of common stock or preferred stock subject to restricted stock units held by either such executive officer, including restricted stock units that have vested or will vest within 60 days of March 24, 2006. Those executive officers do not have any rights of a stockholder with respect to the shares subject to their restricted stock units until the shares are delivered. No shares subject to such restricted stock units may be delivered to those executive officers within 60 days of March 24, 2006. For additional information regarding the restricted stock units for common stock and preferred stock awarded to Messrs. Curran and Fish, see “Executive Compensation—Employment and Deferred Compensation Agreements.”

The information shown in the table concerning Anthony J. de Nicola, Thomas E. McInerney and Sanjay Swani is based upon the Company’s records and an amended statement on Schedule 13D/A filed by the Welsh, Carson, Anderson & Stowe Group with the SEC on April 6, 2005. The address of each of the foregoing individuals is 320 Park Avenue, Suite 2500, New York, New York 10022.

The shares of common stock shown as beneficially owned by John Almeida, Jr. include 531 shares of common stock issuable upon the conversion of Series B preferred stock held of record by Mr. Almeida, 131 shares of common stock issuable upon the exercise of Series B warrants held of record by Mr. Almeida, 660 shares of common stock issuable upon the exercise of Series C warrants held of record by Mr. Almeida and 223 shares of common stock subject to restricted stock units that have vested or will vest within 60 days of March 24, 2006. Mr. Almeida is a general partner of Welsh, Carson, Anderson & Stowe.

The shares of common stock shown as beneficially owned by John J. DeLucca consist of 3,334 shares of common stock that Mr. DeLucca has the right to purchase within 60 days of March 24, 2006 pursuant to the exercise of stock options and 223 shares of common stock subject to restricted stock units that have vested or will vest within 60 days of March 24, 2006.

The shares of common stock shown as beneficially owned by Mr. de Nicola include 223 shares of common stock subject to restricted stock units that have vested or will vest within 60 days of March 24, 2006. In addition, Mr. de Nicola reports that he shares voting and investment power with respect to all of the shares of common stock and Series B preferred stock shown, other than with respect to the foregoing shares of common stock subject to restricted stock units, with the other members of the Welsh, Carson, Anderson & Stowe Group. For additional information concerning the nature of Mr. de Nicola’s beneficial ownership of the common stock and the Series B preferred stock, see the information above under “—Principal Stockholders” with respect to the security ownership of the Welsh, Carson, Anderson & Stowe Group.

The shares of common stock shown as beneficially owned by R. Gerald McCarley include 3,334 shares of common stock that Mr. McCarley has the right to purchase within 60 days of March 24, 2006 pursuant to the exercise of stock options and 223 shares of common stock subject to restricted stock units that have vested or will vest within 60 days of March 24, 2006.

The shares of common stock shown as beneficially owned by Mr. McInerney include 223 shares of common stock subject to restricted stock units that have vested or will vest within 60 days of March 24, 2006. In addition, Mr. McInerney reports that he shares voting and investment power with respect to all of the shares of common stock and Series B preferred stock shown, other than with respect to the foregoing shares of common stock subject to restricted stock units, with the other members of the Welsh, Carson, Anderson & Stowe Group. For additional information concerning the nature of Mr. McInerney’s beneficial ownership of the common stock and the Series B preferred stock, see the information above under “—Principal Stockholders” with respect to the security ownership of the Welsh, Carson, Anderson & Stowe Group.

The shares of common stock shown as beneficially owned by J. Thomas Mullis include 20,625 shares that Mr. Mullis has the right to purchase within 60 days of March 24, 2006 pursuant to the exercise of stock options and 2,833 shares of common stock subject to restricted stock units that will vest within 60 days of March 24, 2006.

The shares of common stock shown as beneficially owned by Sara L. Plunkett consist of 18,335 shares that Ms. Plunkett has the right to purchase within 60 days of March 24, 2006 pursuant to the exercise of stock options and 9,083 shares of common stock subject to restricted stock units that have vested or will vest within 60 days of March 24, 2006.

The shares of common stock shown as beneficially owned by Mr. Swani include 223 shares of common stock subject to restricted stock units that have vested or will vest within 60 days of March 24, 2006. In addition, Mr. Swani reports that he shares voting and investment power with respect to all of the shares of common stock and Series B preferred stock shown, other than with respect to the foregoing shares of common stock subject to restricted stock units, with the other members of the Welsh, Carson, Anderson & Stowe Group. For additional information concerning the nature of Mr. Swani’s beneficial ownership of the common stock and the Series B preferred stock, see the information above under “—Principal Stockholders” with respect to the security ownership of the Welsh, Carson, Anderson & Stowe Group.

The shares of common stock shown as beneficially owned by Larry F. Williams include 75,000 shares of common stock that Mr. Williams has the right to purchase within 60 days of March 24, 2006 pursuant to the exercise of stock options and nine shares of common stock held of record jointly by Mr. Williams and his spouse, for which Mr. Williams shares voting and investment power.

The shares of common stock shown as beneficially owned by all directors and executive officers as a group include the following: a total of 13,254 shares of common stock subject to restricted stock units that have vested or will vest within 60 days of March 24, 2006; a total of 120,628 shares of common stock that all directors and executive officers as a group have the right to purchase within 60 days of March 24, 2006 pursuant to the exercise of stock options; a total of 6,560,094 shares of common stock that all directors and executive officers as a group have the right to acquire within 60 days of March 24, 2006 pursuant to the conversion of Series B preferred stock; a total of 902,805 shares of common stock that all directors and executive officers as a group have the right to purchase within 60 days of March 24, 2006 pursuant to the exercise of Series B warrants; and a total of 6,560,730 shares of common stock that all directors and executive officers as a group have the right to purchase within 60 days of March 24, 2006 pursuant to the exercise of Series C warrants.

ELECTION OF DIRECTORS

(Proposal 1)

Nominees for Election as Directors

The Company’s board of directors has nominated John Almeida, Jr., Steven C. Chang, Randall E. Curran, John J. DeLucca, Clyde A. Heintzelman, Michael E. Leitner and Thomas E. McInerney for election to the board of directors to serve until their respective successors are elected and qualified. Each of the seven nominees is an incumbent director.

Approval of the nominees requires the affirmative vote of a plurality of the votes cast at the annual meeting. Accordingly, the directorships to be filled at the annual meeting will be filled by the nominees receiving the highest number of votes. Votes may be cast in favor of or withheld with respect to any or all nominees. Unless authority to do so is withheld, it is the intention of the persons named in the proxy to vote such proxy for the election of each of the nominees. If any nominee should become unable or unwilling to serve as a director, the persons named in the proxy intend to vote for the election of such substitute nominee for director as the board of directors may recommend. It is not anticipated that any nominee will be unable or unwilling to serve as a director.

The board of directors recommends that the stockholders of the Company vote “FOR” the election of each of the nominees to serve as directors.

Arrangements Relating to the Board of Directors

Nomination of John Almeida, Jr. and Thomas E. McInerney. The nomination of John Almeida, Jr. and Thomas E. McInerney for election as directors at the annual meeting was effected in accordance with agreements entered into by the Company in connection with its acquisition by merger of BTI Telecom Corp. (“BTI”) on October 6, 2003. The Company completed its acquisition of BTI and related transactions pursuant to a merger agreement dated as of July 2, 2003, as amended (the “BTI merger agreement”), among the Company, BTI and the WCAS securityholders, including Welsh, Carson, Anderson & Stowe VIII, L.P. (“WCAS VIII”) and WCAS Capital Partners III, L.P. (“WCAS Capital Partners”). Effective as of October 6, 2003, in accordance with the BTI merger agreement, the Company entered into a Governance Agreement with the WCAS securityholders, Campbell B. Lanier, III, who is a stockholder and was a director of the Company until July 26, 2005, and Larry F. Williams, who is a stockholder and the former Chairman and Chief Executive Officer of the Company. The Governance Agreement contained provisions concerning the governance of the Company after the merger and the acquisition and disposition of the Company’s securities held by the WCAS securityholders, Mr. Lanier and Mr. Williams. Mr. Lanier and Mr. Williams subsequently ceased to be parties to the Governance Agreement.

Nomination of Steven C. Chang and Michael E. Leitner. The nomination of Steven C. Chang and Michael E. Leitner for election as directors at the annual meeting was effected in accordance with the terms of the foregoing Governance Agreement as amended and restated on July 26, 2005 in connection with a series of related transactions completed on that date in which the Company issued new senior secured notes and warrants and refinanced its secured indebtedness (the “July 2005 refinancing”). Pursuant to the July 2005 refinancing, the Company issued to institutional investors (the “note purchasers”) $30 million principal amount of third lien, senior secured notes and Series D warrants. The Company, the WCAS securityholders and Mr. Lanier entered into the amended and restated Governance Agreement with the note purchasers, including Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC, which are investment funds affiliated with Tennenbaum Capital Partners, LLC (“TCP”). As described below, under the amended and restated Governance Agreement, those investment funds and their permitted transferees who become parties to the agreement from time to time (collectively, the “TCP securityholders”) were granted the right to designate two individuals for appointment or for nomination for election to the board of directors. Messrs. Chang and Leitner were designated on July 26, 2005 for appointment to the board of directors by the TCP securityholders and were appointed to the board of directors by the incumbent directors on August 1, 2005.

Size and Composition of Board of Directors. As amended and restated as of July 26, 2005, the Governance Agreement provides that the board of directors is to consist of the following directors:

•	up to two directors, who are referred to below as the “WCAS designees,” designated for appointment or for nomination for election to the board of directors by WCAS VIII and WCAS Capital Partners, so long as the WCAS securityholders and their affiliates beneficially own voting securities of the Company representing a majority of the outstanding “primary voting power” of the Company, as described below;

•	up to two directors, who are referred to below as the “TCP designees,” designated for appointment or for nomination for election to the board of directors by the TCP securityholders during the applicable board membership periods described below;

•	one director, who is referred to below as the “Series A designee,” designated for appointment to the board of directors by the holders of the Series A preferred stock or elected to the board of directors by the holders of the Series A preferred stock, voting as a separate class, in accordance with the certificate of designation of the Series A preferred stock;

•	up to two directors, who are referred to below as the “Series B designees,” designated for appointment to the board of directors by the holders of the Series B preferred stock or elected to the board of directors by the holders of the Series B preferred stock, voting as a separate class, in accordance with the certificate of designation of the Series B preferred stock;

•	a minimum of three directors who qualify as “independent directors,” as defined in the Governance Agreement;

•	the Chief Executive Officer; and

•	the additional directors, if any, nominated for election by the board of directors as a whole.

Under the Governance Agreement, the TCP securityholders are entitled to designate two members of the Company’s board of directors until such time as they no longer beneficially own at least 1,333,333 shares of common stock. Thereafter, the TCP securityholders will be entitled to designate one director until such time as they cease to beneficially own common stock representing at least 1% of the Company’s outstanding voting power. For purposes for determining their entitlement to the foregoing board designation rights, the TCP securityholders are deemed to be the beneficial owners of the common stock they could receive upon exercise of the Series D warrants they acquired on July 26, 2005 as part of the July 2005 refinancing.

In accordance with the foregoing provisions of the Governance Agreement, the number of directors constituting the board of directors is currently fixed at ten directors consisting, as of the date of this proxy statement, of the following:

•	Mr. Almeida and Mr. McInerney, who were designated for appointment to the board of directors by WCAS VIII and WCAS Capital Partners and who currently serve as the WCAS designees;

•	Mr. Chang and Mr. Leitner, who were designated for appointment to the board of directors by the TCP securityholders and who currently serve as the TCP designees;

•	R. Gerald McCarley, who was elected to the board of directors by the holders of the Series A preferred stock and who serves as the Series A designee;

•	Anthony J. de Nicola and Sanjay Swani, who were designated for appointment to the board of directors by the holders of the Series B preferred stock, substantially all of whom are WCAS securityholders, and who currently serve as the Series B designees;

•	Randall E. Curran, who serves as the Chief Executive Officer; and

•	John J. DeLucca and Clyde A. Heintzelman, who, together with Mr. McCarley, qualify as “independent directors,” as defined in the Governance Agreement.

The Governance Agreement provides that, at any time after January 6, 2005, the WCAS securityholders may require the Company to increase the size of the board of directors, provided that at such time the WCAS securityholders and their affiliates beneficially own voting securities of the Company representing a majority of the Company’s outstanding “primary voting power.” The Governance Agreement defines “primary voting power” on any date to mean the total number of votes that may be cast on such date by all holders of the Company’s voting securities generally, other than in connection with the election of directors, but excluding any votes that may be cast upon the acquisition by stockholders of voting securities as a result of the conversion, exchange or exercise of any voting security equivalents, which include warrants, options and other rights, beneficially owned by such stockholders on such date. Primary voting power currently means the total number of votes that may be cast by all holders of the common stock, the Series A preferred stock and the Series B preferred stock.

Until October 6, 2006, which is the third anniversary of the BTI merger closing date, the number of authorized directors may not exceed 15. Beginning on October 6, 2006, there will be no limitation under the Governance Agreement on the size of the board of directors, which may be determined by resolution of the board of directors or by vote of the stockholders.

The Governance Agreement defines an “independent director” as a director who is not an affiliate or an associate of any WCAS securityholder or an officer or employee of the Company or any subsidiary of the Company. For purposes of the Governance Agreement, the terms “affiliate” and “associate” generally have the meanings set forth in SEC rules, except that portfolio companies of the WCAS securityholders and the TCP securityholders and their respective affiliates are excluded from the affiliate definition. In addition, if the Company’s securities are listed on any national securities exchange (including the Nasdaq Stock Market), such a director must qualify as an “independent director” within the meaning of the rules and regulations of the securities exchange. If the Company’s securities are not so listed, such a director may not have any relationship with the Company which, in the opinion of the board of directors and a determination of the committee of independent directors described below, at the time of such director’s nomination, appointment or election, would interfere with such director’s exercise of independent judgment in carrying out the director’s responsibilities as a director. The common stock is currently listed and traded on the National Market System of the Nasdaq Stock Market.

In addition to the foregoing independence requirements, a director will not qualify as an independent director for purposes of the Governance Agreement if the director has had, during the periods indicated, any disqualifying relationship with the Company of a type which is enumerated in the Governance Agreement. Such disqualifying relationships include the following:

•	employment with the Company or any parent or subsidiary of the Company at any time since the BTI merger effective time of October 6, 2003;

•	subject to specified exceptions, receipt of any annual payments in excess of $60,000 from the Company or any parent or subsidiary of the Company during 2003 or during any year in any subsequent three-year period (or portion thereof) preceding the independence determination date;

•	employment of any family member of the director as an executive officer of the Company or any parent or subsidiary of the Company at any time since the BTI merger effective time of October 6, 2003;

•	participation by such director as a partner in, or a controlling stockholder or executive officer of, any organization to which the Company made, or from which the Company received, payments (other than payments arising solely from investments in the Company’s securities) in fiscal 2003 or in any year in any subsequent three-year period (or portion thereof) preceding the independence determination date that exceed the greater of 5% of the recipient’s consolidated gross revenues for that year or $200,000;

•	employment of such director as an executive officer of any entity on whose compensation committee any of the Company’s executive officers serve at any time since the BTI merger effective time of October 6, 2003; and

•	service by such director as a partner or employee of the Company’s independent registered public accounting firm and participation by such director in the audit of the Company’s financial statements at any time since the BTI merger effective time of October 6, 2003.

Composition of Board Committees. The Governance Agreement provides that at least one WCAS designee or one Series B designee affiliated with the WCAS secuityholders will serve on all committees of the board of directors, other than the audit committee and the committee of independent directors established in accordance with the Governance Agreement, and that one TCP designee will serve on the compensation committee. The remaining members of each committee are required to qualify as independent directors as defined in the Governance Agreement.

The board of directors is required to maintain a committee of independent directors in accordance with the Governance Agreement. This committee is composed exclusively of independent directors, as defined in the Governance Agreement. In connection with any specific determination of any matter to be made by the committee of independent directors, a director serving on the committee will not be deemed to be an independent director for purposes of participating in such determination, and will not be entitled to participate in such determination, if, in the judgment of the committee (other than such director), such director has an interest in such matter that would interfere with such director’s exercise of independent judgment in carrying out his responsibilities as a director.

Vacancies in Board of Directors. The Governance Agreement provides that, for so long as the WCAS securityholders and their affiliates beneficially own voting securities of the Company representing a majority of the outstanding primary voting power:

•	one or more of the WCAS designees, acting as a new directors committee formed in accordance with the Company’s bylaws (or, if no WCAS designees are then serving as directors, the Series B designees), will have the right to designate a director to fill any vacancy created by the death, disability, retirement, resignation or removal of any WCAS designee or by an increase in the size of the board of directors implemented pursuant to the direction of the WCAS securityholders; and

•	the Company and the TCP securityholders will not take any action resulting in the removal of any WCAS designee without “cause,” which the Governance Agreement defines as the willful and continuous failure of a director substantially to perform such director’s duties to the Company or the willful engaging by a director in gross misconduct materially and demonstrably injurious to the Company.

If a vacancy is created at any time by the death, disability, retirement, resignation or removal of any TCP designee, the TCP securityholders will have the right to fill the vacancy.

Agreement to Vote. The Company, the WCAS securityholders and the TCP securityholders have agreed to vote or act by written consent, and to take all other necessary or desirable actions, to implement the foregoing provisions of the Governance Agreement relating to the board of directors and committees of the board of directors, and to use their reasonable efforts to cause their affiliates to do so. Consistent with this undertaking, the WCAS securityholders are obligated under the Governance Agreement to vote their shares of common stock of the Company at this annual meeting in favor of each of the nominees for election to the board of directors.

Information About Director Nominees and Continuing Directors

The following presents information as of March 1, 2006 concerning each of the directors nominated for election at the annual meeting and each of the directors continuing in office.

Nominees for Election

Name	Age	Director Since
John Almeida, Jr.	35	2003
Steven C. Chang.	33	2005
Randall E. Curran	51	2005
John J. DeLucca	62	2002
Clyde A. Heintzelman.	67	2005
Michael L. Leitner.	38	2005
Thomas E. McInerney	64	2003

John Almeida, Jr., has served on the board of directors since October 2003. Mr. Almeida joined Welsh, Carson, Anderson & Stowe, a private equity firm, in 1999 and currently is a General Partner with that firm. Before joining Welsh, Carson, Anderson & Stowe, Mr. Almeida worked at Lehman Brothers, a global financial services firm, in the investment banking department from 1997 to 1999 and at the private equity firm Westbury Capital Partners from 1995 to 1997. Mr. Almeida served as a director of BTI from 2001 to 2003. Mr. Almeida also serves as a director of Dex Media, Inc. and a private company.

Steven C. Chang has served on the board of directors since August 2005. Mr. Chang is a Partner at Tennenbaum Capital Partners, LLC, a private investment firm, where he has worked since 2002. Before joining Tennenbaum Capital Partners, he was a Principal at Barnard & Co., a private equity investment group, from 1997 to 2001. From 1995 to 1997, Mr. Chang worked at Goldman, Sachs & Co., a global financial services firm, in its Special Situations, Mergers & Acquisitions, and Healthcare groups. Mr. Chang currently serves as a director of Intentia International AB and also as a representative for Tennenbaum Capital Partners to the boards of directors of several privately held companies.

Randall E. Curran has served on the board of directors and as Chief Executive Officer of the Company since February 2005. He previously served as Chairman and Chief Executive Officer of ICG Communications, Inc., a competitive telecommunications company, from September 2000 until December 2003. Mr. Curran served as an executive officer of ICG Communications before that company filed for protection from creditors under Chapter 11 of the United States bankruptcy code in November 2000. ICG Communications emerged from bankruptcy in October 2002. Before joining ICG Communications, Mr. Curran served as Chairman, President and Chief Executive Officer of Thermadyne Holdings Corporation, a global manufacturer of welding and cutting products. During 2004, he was engaged in management consulting with both FTI Consulting, Inc. and his own firm. Mr. Curran served with Thermadyne and its predecessor companies since 1981 in various positions, including Chief Operating Officer and Senior Vice President-Chief Financial Officer. Early in his career, he worked at Cooper Industries and with the accounting firm of Arthur Andersen & Co. Mr. Curran received a Bachelor of Arts in economics from DePauw University and a Master of Business Administration from Loyola University in Chicago. Mr. Curran is currently a director of Airspan Networks, Inc. and serves as chairman of its audit committee.

John J. DeLucca has served on the board of directors since October 2002. Mr. DeLucca served as Executive Vice President and Chief Financial Officer of REL Consultancy Group, a provider of financial consulting services to businesses, from 2003 until 2004. Mr. DeLucca previously served as Executive Vice President, Finance and Administration, and Chief Financial Officer of Coty Inc., a manufacturer and marketer of personal fragrances, from 1999 to February 2002 and as Senior Vice President and Treasurer of RJR Nabisco Inc., an international consumer products company, from 1993 to 1998. Mr. DeLucca also has served, among other positions, as Managing Director and Chief Financial Officer of Hascoe Associates, President and Chief Financial Officer of the Lexington Group, and Senior Vice President-Finance and Managing Director of The Trump Group.

Mr. DeLucca currently serves as a director and chairman of the audit committee of Enzo Biochem, Inc., as a director and deputy chairman of the audit committee of British Energy plc, as a director and a member of the audit committee of Endo Pharmaceuticals, Inc. and as a director of various private companies.

Clyde A. Heintzelman has served on the board of directors since July 2005. Mr. Heintzelman served as the Chairman of the Board of Optelecom, Inc. from February 2000 to June 2003 and as its interim President and Chief Executive Officer from June 2001 to January 2002. From November 1999 to May 2001, he was President of Net2000 Communications, Inc. On November 16, 2001, Net2000 Communications and its subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States bankruptcy code. From December 1998 to November 1999, Mr. Heintzelman served as the President and Chief Executive Officer of SAVVIS, Inc. (formerly SAVVIS Communications Corporation), a networking and Internet solutions company. Mr. Heintzelman currently serves as a director and chairman of the audit committee of SAVVIS, Inc. and as a director and member of the audit committee of Telecommunication Systems, Inc.

Michael E. Leitner has served on the board of directors since August 2005. Mr. Leitner is a Managing Director of Tennenbaum Capital Partners, LLC, a private investment firm, where he has worked since 2005. Before joining Tennenbaum Capital Partners, he served as a Senior Vice President of Corporate Development for WilTel Communications from 2004 to 2005. From 2000 to 2003, Mr. Leitner served as Vice President of Corporate Development of 360networks and Chief Executive Officer of 360networks’ Latin American-Caribbean long-distance business (GlobeNet Communications). From 1998 to 2000, Mr. Leitner was a Senior Director of Corporate Development for Microsoft Corporation. Mr. Leitner served as a Vice President in the Technology Mergers & Acquisitions group at Merrill Lynch, a global financial services firm, from 1994 to 1998.

Thomas E. McInerney has served on the board of directors since October 2003 and as Chairman since February 2005. Mr. McInerney has been a General Partner of Welsh, Carson, Anderson & Stowe since 1986 and is a Managing Member or General Partner of the sole general partners of Welsh, Carson, Anderson & Stowe VIII, L.P. and other associated investment partnerships. Previously, Mr. McInerney co-founded and served as President and Chief Executive Officer of Dama Telecommunications Corp., a communications services company. Before co-founding Dama Telecommunications, Mr. McInerney worked in the financial services area at Automatic Data Processing, Inc. and was previously with the American Stock Exchange. Mr. McInerney served as a director of BTI from 2001 to 2003 and is currently a director of Centennial Communications Corporation, SAVVIS, Inc. and various private companies.

Continuing Directors

Each of the continuing directors is a Series A designee or Series B designee. The Series A designee is R. Gerald McCarley, and the Series B designees are Anthony J. de Nicola and Sanjay Swani. The Series A designee and Series B designees are not nominated for election at the annual meeting, but will continue to serve as directors until their successors are elected by the holders of the Series A preferred stock and the holders of the Series B preferred stock, respectively, or until they are otherwise replaced under the terms of the Series A preferred stock or the terms of the Series B preferred stock.

Name	Age	Director Since
R. Gerald McCarley	66	2003
Anthony J. de Nicola	41	2003
Sanjay Swani	39	2003

R. Gerald McCarley served on the board of directors from January 2002 to October 2002. He was reappointed as a director in January 2003 and elected as a director by the holders of the Series A preferred stock in August 2005. Mr. McCarley is a retired partner of the accounting firm of Deloitte & Touche LLP. He retired from that firm in June 1999 after having served as an accounting and audit partner since 1980. Mr. McCarley joined a predecessor of Deloitte & Touche in 1967 and served in various positions before he was appointed a partner in 1980.

Anthony J. de Nicola has served on the board of directors since October 2003. Mr. de Nicola has been a General Partner of Welsh, Carson, Anderson & Stowe since 1994 and is a Managing Member or General Partner of the sole general partners of Welsh, Carson, Anderson & Stowe VIII, L.P. and other associated investment partnerships. Previously, he worked for William Blair & Company for four years in the merchant banking area and for Goldman Sachs & Co., a global financial services firm, in the mergers and acquisitions department. Mr. de Nicola is a director of Centennial Communications Corp., Valor Communications Group, Inc., R.H. Donnelley Corporation and several private companies.

Sanjay Swani has served on the board of directors since October 2003. Mr. Swani joined Welsh, Carson, Anderson & Stowe in 1999 and has been a General Partner of that firm since 2001. Mr. Swani is a Managing Member or General Partner of the sole general partners of Welsh, Carson, Anderson & Stowe VIII, L.P. and other associated investment partnerships. From 1998 to 1999, Mr. Swani was a Principal at Fox Paine & Company, a San Francisco-based buyout firm. From 1994 to 1998, he served with Morgan Stanley & Co., a global financial services firm, in the mergers and acquisitions and debt capital markets areas. Mr. Swani served as a director of BTI from 2001 to 2003 and is currently a director of BancTec, Inc., Global Knowledge Networks, Inc., Valor Communications Group, Inc. and a private company.

Director Attendance at Meetings

The board of directors held 20 meetings during the Company’s 2005 fiscal year, which ended on December 31, 2005. During fiscal 2005, each director, other than Mr. de Nicola, attended at least 75% of the aggregate of the total number of meetings of the board of directors held during the period he served as a director and the total number of meetings held by each committee of the board of directors on which he served during the period for which he served.

Of the Company’s ten directors as of that date, one director, Mr. Curran, attended the 2005 annual meeting of stockholders held on September 1, 2005. It is the Company’s policy that all directors are strongly encouraged to attend the annual meeting of stockholders.

Committees of the Board

The board of directors currently has a standing audit committee, a standing compensation committee, a standing committee of independent directors and a standing new directors committee.

Audit Committee. The audit committee, which held 16 meetings during the 2005 fiscal year, currently consists of Mr. DeLucca, who serves as chairman, Mr. McCarley and Mr. Heintzelman. Mr. DeLucca has served on the audit committee since October 2002 and Mr. McCarley since January 2003. The audit committee had a vacancy from January 30, 2005, when former director Robert C. Taylor, Jr. resigned, until July 26, 2005, when Mr. Heintzelman was appointed to the board of directors and the audit committee. The board of directors has determined that each current member of the audit committee is an “independent director” eligible for audit committee service under the rules applicable to companies with a class of securities listed on the Nasdaq Stock Market (the “Nasdaq Marketplace Rules”). The board of directors also has determined that each current member of the audit committee is an “audit committee financial expert,” as that term is defined in Item 401(h)(2) of Regulation S-K promulgated by the SEC, and is “independent” of management within the meaning of the Nasdaq Marketplace Rules. The audit committee is responsible, among its other duties and responsibilities, for engaging, overseeing, evaluating and replacing the Company’s independent registered public accounting firm, pre-approving all audit and non-audit services by the independent registered public accounting firm, reviewing the scope of the audit plan and the results of each audit with management and the independent registered public accounting firm, reviewing the internal audit function, reviewing the adequacy of the Company’s system of internal accounting controls and disclosure controls and procedures, reviewing the financial statements and other financial information included in the Company’s annual and quarterly reports filed with the SEC, and exercising oversight with respect to the Company’s code of conduct and other policies and procedures regarding adherence with legal requirements. The audit committee’s duties and responsibilities are set forth in its charter, which is attached to this proxy statement as Appendix A.

In addition to their duties and responsibilities set forth in the committee charter, the audit committee has specified approval rights under the Governance Agreement. The Governance Agreement provides that, except as contemplated by the BTI merger agreement, the certificate of designation of the Series B preferred stock, the agreement governing the Series B warrants (the “Series B warrant agreement”) or the Company’s certificate of incorporation or bylaws, any transactions between the Company or any subsidiary of the Company and the WCAS securityholders or any of their affiliates that are not subject to approval by the committee of independent directors generally must be approved by the audit committee, unless the WCAS securityholders and their affiliates have no interest in any such transaction other than as beneficial owners of the Company’s common stock and are treated in the same manner as all other holders of the common stock.

Compensation Committee. The compensation committee, which held six meetings during the 2005 fiscal year, currently consists of Mr. McCarley, who serves as chairman, Mr. Chang and Mr. Swani. Mr. McCarley has served on the compensation committee since January 2003, Mr. Swani since October 2003 and Mr. Chang since September 2005. Messrs. Swani and Chang were appointed to the compensation committee pursuant to the Governance Agreement. The compensation committee is responsible for establishing the compensation and benefits of the Company’s executive officers, monitoring compensation arrangements for management employees for consistency with corporate objectives and stockholders’ interests, and administering the Company’s equity compensation plans.

Committee of Independent Directors. In accordance with the Governance Agreement, the board of directors maintains a committee of independent directors. See “—Arrangements Relating to the Board of Directors” above for information about the director independence standards set forth in the Governance Agreement for service on the committee.

The duties and responsibilities of the committee of independent directors are defined in the Governance Agreement. The Governance Agreement provides that the following transactions must be approved by a determination of the committee:

•	any “squeeze-out transaction,” as defined in the Governance Agreement, merger or other business combination between the Company and any affiliate of the WCAS securityholders;

•	except as contemplated by the BTI merger agreement, the certificate of designation of the Series B preferred stock or the Series B warrant agreement, any issuances of shares of capital stock by the Company or any subsidiary of the Company to the WCAS securityholders or any of their affiliates;

•	any sale of assets by the Company or any subsidiary of the Company to the WCAS securityholders or any of their affiliates;

•	any action by the WCAS securityholders or their affiliates to amend the Company’s certificate of incorporation or bylaws during the term of the Governance Agreement in a manner that would modify the rights of the parties under the Governance Agreement;

•	any enforcement or modification, amendment or waiver of any provision of the Governance Agreement, the BTI merger agreement, the Series B warrant agreement or the Company’s registration rights agreement with the WCAS securityholders; and

•	any acquisition by the WCAS securityholders or their affiliates of voting securities of the Company in excess of limits specified in the Governance Agreement.

The committee of independent directors is authorized to retain its own legal, financial and other advisers without obtaining approval of such retention by the board of directors.

New Directors Committee. In accordance with the Company’s bylaws, the board of directors maintains a new directors committee, which currently consists of Messrs. Almeida and McInerney. For so long as the WCAS securityholders and their affiliates beneficially own voting securities of the Company representing a majority of the outstanding primary voting power, and WCAS designees are then serving on the board of directors, the new directors committee, which is composed solely of WCAS designees, will have the exclusive right to designate a director for appointment to fill any vacancy created by the death, resignation, disqualification, removal or other cause of any WCAS designee or by an increase in the size of the board of directors implemented pursuant to the direction of the WCAS securityholders.

Director Nominations Policy

The board of directors does not have a nominating committee. Except as described in this proxy statement with respect to the nomination, appointment or election of the WCAS designees, the TCP designees, the Series A designee or the Series B designees, the full board of directors nominates candidates for membership on the board of directors.

The board of directors has, by resolution, adopted a director nominations policy. The purpose of the nominations policy is to describe the process by which, subject to provisions of the Company’s certificate of incorporation and bylaws and the Governance Agreement, candidates for inclusion in the Company’s recommended slate of director nominees are selected. The nominations policy is administered by the board of directors.

The board of directors does not currently prescribe any minimum qualifications for director candidates. Consistent with the criteria for the selection of directors approved by the board of directors, the board of directors will take into account the Company’s current needs and the qualities needed for board service, including experience and achievement in business, finance, technology or other areas relevant to the Company’s activities; reputation, ethical character and maturity of judgment; diversity of viewpoints, backgrounds and experiences; absence of conflicts of interest that might impede the proper performance of the responsibilities of a director; independence under SEC rules and the Nasdaq Marketplace Rules; service on other boards of directors; sufficient time to devote to board matters; and ability to work effectively and collegially with other board members. The board of directors will conduct appropriate inquiries into the background and qualifications of any potential new director candidates who appear upon first consideration to meet the board’s selection criteria and, depending on the result of such inquiries, arrange for in-person meetings with the potential candidates.

The board of directors may use multiple sources for identifying director candidates, including its own contacts and referrals from other directors, members of management, the Company’s advisers, and executive search firms. The board of directors will consider director candidates recommended by stockholders and will evaluate such director candidates in the same manner in which it evaluates candidates recommended by other sources. In making recommendations for director nominees for the annual meeting of stockholders, the board of directors will consider any written recommendations of director candidates by stockholders received by the Secretary of the Company no later than 120 days before the anniversary of the previous year’s annual meeting of stockholders. Recommendations must be mailed to ITC^DeltaCom, Inc., 7037 Old Madison Pike, Huntsville, Alabama 35806, Attention: Secretary, and include (1) the candidate’s name and address, (2) a statement of the candidate’s qualifications to serve on the board of directors, (3) such other information regarding the candidate as would be required to be included in a proxy statement filed pursuant to the SEC’s proxy rules if the candidate were nominated by the board of directors and (4) if applicable, a description of all arrangements or understandings between the candidate and the stockholder submitting the recommendation.

The board of directors intends to review the nominations policy from time to time to consider whether modifications to the policy may be advisable as the Company’s needs and circumstances evolve, and as applicable legal or securities listing standards change. The board of directors may amend the nominations policy at any time.

Under the Company’s bylaws, a stockholder wishing to nominate candidates for election as directors at any meeting of stockholders must comply with specific notice requirements. To be timely, the stockholder’s notice must be delivered to or mailed and received by the Secretary of the Company not less than 60 days before the meeting, except that if less than 75 days’ notice or prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure was made. To be in proper form, a stockholder’s notice to the Secretary must set forth the following information:

•	the name and address of the stockholder who intends to make the nomination and the name and address of the person or persons to be nominated;

•	a representation that the stockholder is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•	if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

•	such other information regarding each nominee to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the SEC’s proxy rules if the nominee had been nominated, or intended to be nominated, by the board of directors; and

•	if applicable, the consent of each nominee to serve as a director of the Company if so elected.

The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director. The foregoing requirements do not apply to any nomination of directors made in accordance with the Governance Agreement or the terms of the Series A or Series B preferred stock.

Communications With the Board of Directors

The board of directors welcomes communications from its stockholders and other interested parties and has adopted a procedure for receiving and addressing those communications. Stockholders and other interested parties may communicate any concerns they may have about the Company directly to either the full board of directors or the non-management directors as a group by mailing their communications to the Company at the following address: ITC^DeltaCom, Inc., 7037 Old Madison Pike, Huntsville, Alabama 35806, Attention: Secretary. The Secretary will review and forward all stockholder communications and other communications from interested parties to the intended recipient, except for those communications that are outside the scope of board matters or duplicative of other communications by the applicable person.

Exemption From Nasdaq Director Independence Requirements

The Company’s common stock is listed and traded on the National Market System of the Nasdaq Stock Market. To maintain the listing of the common stock on the Nasdaq National Market, the Company is required to comply with applicable provisions of the Nasdaq Marketplace Rules, including the corporate governance standards of those rules. Subject to an exemption available to a “controlled company,” the Nasdaq Marketplace Rules require that a majority of a listed company’s board of directors be composed of “independent directors,” as defined in the Nasdaq Marketplace Rules, and that such independent directors exercise oversight responsibilities with respect to director nominations and executive compensation. The Company believes that it is a “controlled company” and intends to rely on the controlled company exemption from these provisions. Nasdaq Marketplace Rule 4350(c)(5) defines a “controlled company” as “a company of which more than 50% of the voting power is held by an individual, a group or another company.” As described elsewhere in this proxy statement, the Welsh,

Carson, Anderson & Stowe Group has disclosed in its statements on Schedule 13D filed with the SEC that it is the beneficial owner of the Company’s voting securities representing more than 50% of the Company’s voting power. See “Security Ownership” for information about the beneficial ownership of the Company’s capital stock by the Welsh, Carson, Anderson & Stowe Group. Even though it is a controlled company for purposes of the Nasdaq Marketplace Rules, the Company nevertheless must comply with the requirements of those rules relating to the membership, qualifications and operations of the audit committee and mandating that “independent directors,” as defined in the Nasdaq Marketplace Rules, have regularly scheduled meetings at which only independent directors are present.

Director Compensation

Directors who are not employees of the Company and who are not affiliated with the WCAS securityholders or TCP receive annual fees of $30,000, fees of $1,500 for each board meeting attended in person, fees of $1,000 for each board meeting attended by conference telephone and fees of $1,000 for each committee meeting attended in person or by conference telephone. The chairman of the audit committee receives an additional annual fee of $5,000. All such fees are paid in cash. Of the Company’s current directors, John J. DeLucca, Clyde A Heintzelman and R. Gerald McCarley receive the foregoing fees. Directors who are employees of the Company receive no fees for their service on the board of directors. All directors are entitled to reimbursement for their reasonable out-of-pocket travel expenditures.

In November 2005, the Company granted restricted stock unit awards for 7,500 shares of common stock under the Company’s stock incentive plan to each non-employee director then serving on the board of directors who was not affiliated with the WCAS securityholders or TCP. The restricted stock unit awards vest with respect to one half of the shares subject to such awards on each of the first two anniversaries of the date of grant.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to the Company’s Chief Executive Officer, to each of the Company’s other three executive officers for fiscal 2005 who were serving as executive officers on December 31, 2005, and to the Company’s former Chief Executive Officer, who served in that capacity for a portion of fiscal 2005. These individuals are sometimes referred to collectively as the “named executive officers.”

Summary Compensation Table

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(4)	Restricted Stock Unit Awards($)(5)		Securities Underlying Options(#)(8)	All Other Compensation($)(9)
Randall E. Curran(1) Chief Executive Officer	2005	446,154	250,000	93,920	2,145,004	(6)	215,661	257,891

Richard E. Fish, Jr.(2) Executive Vice President and Chief Financial Officer	2005	275,000	162,500	94,653	536,252	(6)	53,916	65,722

J. Thomas Mullis Senior Vice President- Legal and Regulatory	2005 2004 2003	191,346 181,731 170,314	45,439 — 50,021	— — —	19,040 — 72,000	(7) (7)	— — —	5,039 8,573 24,329

Sara L. Plunkett Senior Vice President- Finance	2005 2004 2003	163,059 116,827 108,513	32,781 — 37,408	— — —	50,960 — 9,000	(7) (7)	— — —	4,797 4,547 3,647

Larry F. Williams(3) Chairman and Chief Executive Officer	2005 2004 2003	173,077 311,538 255,769	— — 229,916	78,039 — 55,962	— — 501,750	(7)	— — —	1,856,164 7,627 7,625

(1)	Mr. Curran was appointed Chief Executive Officer effective on February 3, 2005.

(2)	Mr. Fish commenced employment with the Company as Chief Administrative Officer on February 21, 2005 and was subsequently appointed Chief Financial Officer on April 15, 2005.
(3)	Mr. Williams resigned as Chairman and Chief Executive Officer effective on February 2, 2005.
(4)	The amounts shown in the “Other Annual Compensation” column include the following perquisites and other personal benefits: (a) for Mr. Curran for fiscal 2005, $21,415 in travel allowances, $16,107 for temporary lodging, and $22,299 for air travel expenses for travel between Mr. Curran’s personal residence and the Company’s offices; (b) for Mr. Fish for fiscal 2005, $10,154 in travel allowances, $16,107 for temporary lodging, and $32,197 for air travel expenses for travel between Mr. Fish’s personal residence and the Company’s offices; and (c) for Mr. Williams, $53,116 in fiscal 2004 and $48,208 in fiscal 2003 representing the incremental cost of personal use of corporate aircraft and $24,923 in fiscal 2004 in automobile allowance payments. Except as set forth in this column, in accordance with SEC rules, information about other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the named executive officers. The amounts shown in the “Other Annual Compensation” column also include the following: (a) for Mr. Curran for fiscal 2005, reimbursement of federal and state income tax payments of $27,189 related to the Company’s payment on Mr. Curran’s behalf of temporary lodging and air travel expenses and $2,073 related to the Company’s payment on Mr. Curran’s behalf of estate planning services; (b) for Mr. Fish for fiscal 2005, reimbursement of federal and state income tax payments of $34,196 related to the Company’s payment on Mr. Fish’s behalf of temporary lodging and air travel expenses and $1,244 related to the Company’s payment on Mr. Fish’s behalf of estate planning services.
(5)	Represents the dollar value of restricted stock unit awards for common stock, Series A preferred stock and Series B preferred stock. The dollar value is calculated by multiplying the closing market price of the common stock on the date of grant by the number of shares of common stock subject to the units awarded, which, in the case of the units for the preferred stock, are calculated on an as-converted, common stock-equivalent basis. This valuation does not take into account the diminution in value attributable to the restrictions applicable to the common stock or preferred stock subject to the units or, with respect to units for preferred stock, any increase in value attributable to the liquidation preference or dividend rights of the preferred stock subject to such units.
(6)	These restricted stock unit awards were made on December 23, 2005 pursuant to employment agreements between the Company and these executives as a result of the restructuring of the Company’s secured indebtedness completed on March 29, 2005. The following securities were subject to these awards as of the grant date: (a) for Mr. Curran, 1,378,939 shares of common stock, 9,666 shares of Series A preferred stock that were convertible as of the grant date into 56,364 shares of common stock, and 29,061 shares of Series B preferred stock that were convertible as of the grant date into 322,897 shares of common stock; and (b) for Mr. Fish, 344,735 shares of common stock, 2,417 shares of Series A preferred stock that were convertible as of the grant date into 14,091 shares of common stock, and 7,265 shares of Series B preferred stock that were convertible as of the grant date into 80,725 shares of common stock. Unless vesting accelerates in connection with the termination of the executive’s employment by the Company without cause or by the executive for good reason, 60% of each class or series of the shares subject to the units will vest ratably over three years, 20% of each class or series will vest upon the Company’s achievement of a specified minimum EBITDA amount during a period of four consecutive fiscal quarters, and 20% of each class or series will vest upon achievement of a specified increased EBITDA amount during a period of four consecutive fiscal quarters. The executives have elected, with respect to the shares represented by these awards, deferred delivery dates for purposes of Section 409A of the Internal Revenue Code. If the units for Series A or Series B preferred stock vest and the shares of preferred stock they represent are delivered to the executives, the number of shares deliverable for each series of preferred stock will equal the number of shares represented by the units, as described above, plus the number of shares of preferred stock that would have been payable under the terms of such series as in-kind dividends on such shares between April 1, 2005, when the executives were entitled to receive the awards, and the deferred delivery date. As of December 31, 2005, the total holdings of restricted stock units of these executives on an as-converted, common stock-equivalent basis and the market value of such holdings based on the closing price of the common stock on the Nasdaq National Market on December 30, 2005, which was the last trading day in fiscal 2005, were as follows: units for 1,781,068 shares of common stock ($2,244,146) for Mr. Curran and units for 445,267 shares of common stock ($561,037) for Mr. Fish. The foregoing amounts include the additional number and value of the shares of common stock issuable upon conversion of the additional shares of preferred stock that would have been payable, as described above, as in-kind dividends on the shares of preferred stock subject to the executive’s awards between April 1, 2005 and December 31, 2005. Upon any payment by the Company of a cash dividend on the outstanding common stock, the executives will be entitled to receive a cash payment for each common stock unit held as of the record date for the dividend equal to the per-share dividend paid on the common stock.
(7)

Represents the dollar value of the following restricted stock unit awards: (a) for Mr. Mullis, units for 11,334 shares of common stock awarded in fiscal 2005 and units for 5,334 shares of common stock awarded in fiscal 2003; (b) for Ms. Plunkett, units for 30,334 shares of common stock awarded in fiscal 2005 and units for 3,000 shares of common stock awarded in fiscal 2003; and (c) for Mr. Williams, units for 37,167 shares of common stock awarded in fiscal 2003. Of these awards, the units awarded in fiscal 2005 vest with respect to 25% of the shares subject to such awards on each of the first four anniversaries of the grant date and the units awarded in fiscal 2003 vest with respect to one-third of the shares subject to such awards on the grant date and on each of the second and third anniversaries of the grant date. The awards will fully vest upon the termination of the executive’s employment by the Company as a result of the executive’s death or disability or termination without cause, or if the executive resigns for specified reasons. Any unvested portion of an award will be forfeited upon the termination of an executive’s employment by the Company for any other reason. Upon any payment by the Company of a cash dividend on the outstanding common stock, the executives will be entitled to receive a cash payment for each unit held as of the record date for the dividend equal to the per-share dividend paid on the common stock. As of December 31, 2005, the total holdings of restricted stock units of these executives (with one unit deemed equal to the value of one share of common stock) and the market value of such holdings based on the closing price of the common stock on the Nasdaq National Market on December 30, 2005 were as follows: 14,001 units ($17,641) for Mr. Mullis; 33,334 units ($42,001) for Ms. Plunkett; and 0 units ($0) for Mr. Williams.

(8)	Represents shares of common stock issuable upon exercise of Series D warrants. The Series D warrants are exercisable for one share of Series C preferred stock and a portion of an additional share of Series C preferred stock equal to the cumulative amount of payment-in-kind dividends that would have accrued at the stated 8% annual rate with respect to one share of Series C preferred stock from July 26, 2005 through the warrant exercise date if such share had been outstanding during this period. Each holder of warrants may elect to exercise the warrants for shares of common stock instead of shares of Series C preferred stock. If the holder makes such a common stock purchase election with respect to any warrants, the warrants will entitle the holder to purchase the number of shares of common stock into which the shares of Series C preferred stock otherwise issuable upon exercise of the warrants would be convertible as of the exercise date under the certificate of designation of the Series C preferred stock. The amounts shown represent the number of shares of common stock issuable upon exercise of the warrants without giving effect to any accrual of payment-in-kind dividends, as described above. The warrants vest and are deliverable in the same manner and at the same time as the restricted stock unit awards described in note (6) above. The warrants will not become exercisable until the scheduled initial exercise date of June 30, 2007 or, if earlier, the date of a change of control of the Company, as defined in the Series D warrant agreement, or the date on which the WCAS securityholders make specified dispositions of their Company equity securities.
(9)	The amounts shown in the “All Other Compensation” column consist of the following: (a) for Mr. Curran, $237,040 of in-kind dividends accrued in fiscal 2005 with respect to the shares of preferred stock subject to restricted stock unit awards, which will become payable, subject to vesting conditions, on the delivery date of the shares of preferred stock subject to such awards; $16,978 of in-kind dividends that would have accrued in fiscal 2005 with respect to the shares of Series C preferred stock subject to Mr. Curran’s restricted Series D warrants; $1,051 in fiscal 2005 in term life insurance premiums; and $2,822 in fiscal 2005 in matching contributions to the Company’s 401(k) retirement savings plan, referred to below as the “401(k) Plan”; (b) for Mr. Fish, $59,260 of in-kind dividends accrued in fiscal 2005 with respect to the shares of preferred stock subject to restricted stock unit awards, which will become payable, subject to vesting conditions, on the delivery date of the shares of preferred stock subject to such awards; $4,245 of in-kind dividends that would have accrued in fiscal 2005 with respect to the shares of Series C preferred stock subject to Mr. Fish’s restricted Series D warrants; $609 in fiscal 2005 in term life insurance premiums; and $1,608 in fiscal 2005 in matching contributions to the 401(k) Plan; (c) for Mr. Mullis, $3,404 in fiscal 2005, $3,274 in fiscal 2004 and $2,829 in fiscal 2003 in term life insurance premiums; $1,635 in fiscal 2005, $1,199 in fiscal 2004 and $17,500 in fiscal 2003 in split-dollar life insurance premiums; and $4,100 in fiscal 2004 and $4,000 in fiscal 2003 in matching contributions to the 401(k) Plan; (d) for Ms. Plunkett, $1,392 in fiscal 2005, $1,327 in fiscal 2004 and $646 in fiscal 2003 in term life insurance premiums; and $3,405 in fiscal 2005, $3,220 in fiscal 2004 and $3,001 in fiscal 2003 in matching contributions to the 401(k) Plan; and (e) for Mr. Williams, $1,982 in fiscal 2005, $3,627 in fiscal 2004 and $3,625 in fiscal 2003 in term life insurance premiums; $3,517 in fiscal 2005, $4,000 in fiscal 2004 and $4,000 in fiscal 2003 in matching contributions to the 401(k) Plan; and $1,850,665 in fiscal 2005 in severance payments.

Stock Option Grants in Fiscal 2005

The following table sets forth information concerning all stock options and Series D warrants granted during fiscal 2005 to the named executive officers:

Option Grants in Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Option Granted (#)(1)	% of Total Option Granted to Employees in Fiscal Year(%)		Exercise or Base Price ($/Sh)		Market Price of Common Stock on Grant Date ($/Sh)		Expiration Date	Grant Date Present Value($)
Randall E. Curran	215,661	57.7	(1)	0.0225	(2)	$1.22	(3)	7/1/2009	209,571	(4)
Richard E. Fish, Jr.	53,916	14.4	(1)	0.0225	(2)	$1.22	(3)	7/1/2009	52,491	(4)
J. Thomas Mullis	—	—		—		—		—	—
Sara L. Plunkett	—	—		—		—		—	—
Larry F. Williams	—	—		—		—		—	—

(1)	The amounts shown represent the number of shares of common stock issuable upon exercise of Series D warrants, without giving effect to any accrual of payment-in-kind dividends. See note (2) below and note (8) to the “Summary Compensation Table” for additional information regarding the terms of the Series D warrants.
(2)	Represents the minimum specified effective exercise price of the Series D warrants per share of common stock. The actual exercise price of the Series D warrants will not be fixed until the initial exercise date, which will occur on June 30, 2007 or, if earlier, the date of a change of control of the Company, as defined in the Series D warrant agreement, or the date on which the WCAS securityholders make specified dispositions of their Company equity securities. The effective exercise price of the Series D warrants will be between $0.0225 and $1.125 per share of common stock and will be based on the Company’s consolidated EBITDA, or net income (net loss) before interest expense, income tax expense, depreciation expense and amortization expense (subject to specified adjustments), for the last twelve months ended March 31, 2007 (or, in the event of early exercisability, for the EBITDA measurement period specified in the Series D warrant agreement). See note (8) to the “Summary Compensation Table” for additional information regarding the exercise provisions of the Series D warrants.
(3)	Represents the closing price of the common stock on the Nasdaq National Market on December 23, 2005, which was the date on which the Series D warrants were granted.
(4)	Calculated using the Black-Scholes option pricing model, applying the following assumptions: expected volatility of 140%; risk-free rate of return of 3.85%; dividend yield of 0%; maturity of seven years; and a 20% discount for lack of transferability.

Stock Option Exercises in Fiscal 2005

The following table sets forth information concerning all unexercised stock options and Series D warrants held at the end of fiscal 2005 by the named executive officers. There were no exercises of stock options or Series D warrants in fiscal 2005 by the named executive officers.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)			Value of Unexercised In-the-Money Options at Fiscal Year-End ($)
Name			Exercisable	Unexercisable		Exercisable	Unexercisable
Randall E. Curran	—	—	—	215,661	(1)	—	266,881	(2)
Richard E. Fish, Jr.	—	—	—	53,916	(1)	—	66,721	(2)
J. Thomas Mullis	—	—	20,625	1,875		—	—
Sara L. Plunkett	—	—	18,335	1,667		—	—
Larry F. Williams	—	—	75,000	—		—	—

(1)	The amounts shown represent the number of shares of common stock issuable upon exercise of Series D warrants, without giving effect to any accrual of payment-in-kind dividends. See note (8) to the “Summary Compensation Table” and note (2) to the table under “Option Grants in Last Fiscal Year” for additional information regarding the exercise and other terms of the Series D warrants.
(2)	Represents the difference between the effective exercise price per share of the common stock and the closing price of the common stock on the Nasdaq National Market on December 30, 2005, which was the last trading day in fiscal 2005.

Equity Compensation Plan Information

The following table provides information as of December 31, 2005 with respect to (1) all equity compensation plans previously approved by the Company’s stockholders and (2) all equity compensation plans not previously approved by the Company’s stockholders. As of December 31, 2005, the ITC^DeltaCom, Inc. Amended and Restated Stock Incentive Plan (the “stock incentive plan”) and the ITC^DeltaCom, Inc. Executive Stock Incentive Plan (the “executive incentive plan”) represented the Company’s two equity compensation plans. The information shown also reflects awards of Series D warrants which the Company made during fiscal 2005 to three of its officers pursuant to employment agreements with those officers.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1):
Common Stock	541,468	(2)	$1.87	(3)	800,307	(4)

Equity compensation plans not approved by security holders (5):
Common Stock	6,467,731	(6)	$1.23	(7)	—
Series A Preferred Stock	25,551	(8)	$—	(3)	—
Series B Preferred Stock	76,618	(8)	$—	(3)	—
Series C Preferred Stock	1,250,778	(9)	$0.01	(7)	—

Totals:
Common Stock	7,009,199	(10)	$1.28	(3)	800,307	(11)
Series A Preferred Stock	25,551	(8)	$—	(3)	—
Series B Preferred Stock	76,618	(8)	$—	(3)	—
Series C Preferred Stock	1,250,778	(9)	$0.01	(7)	—

(1)	The board of directors adopted the stock incentive plan effective on October 29, 2002 in accordance with the Company’s plan of reorganization under Chapter 11 of the United States bankruptcy code. The stock incentive plan was amended and restated in October 2003 and approved as amended and restated by the stockholders at the Company’s 2003 annual meeting on December 18, 2003. Information shown relates to awards made under the amended and restated stock incentive plan following stockholder approval of the plan on December 18, 2003.
(2)	Includes 390,845 shares of common stock subject to issuance pursuant to restricted common stock units outstanding under the stock incentive plan as of December 31, 2005.
(3)	Assumes a weighted-average exercise price of $0 with respect to each restricted stock unit for common stock or convertible preferred stock outstanding as of December 31, 2005.
(4)	Represents 800,307 shares of common stock remaining available for issuance pursuant to awards under the stock incentive plan as of December 31, 2005. Any or all of such shares of common stock may be issued pursuant to awards other than upon the exercise of an option, warrant or right.
(5)	Information shown relates to awards made under the stock incentive plan before stockholder approval of the plan on December 18, 2003, to awards made pursuant to the executive stock incentive plan, and to Series D warrants awarded to Randall E. Curran, Richard E. Fish, Jr. and James P. O’Brien pursuant to the Company’s employment agreements with those officers.
(6)

Consists of (a) 556,035 shares of common stock subject to stock options and 95,839 shares of common stock subject to issuance pursuant to restricted common stock units outstanding under the stock incentive plan as of December 31, 2005, (b) 1,999,461 shares of common stock subject to issuance pursuant to restricted common stock units outstanding under the executive incentive plan as of December 31, 2005, (c) 1,002,495 shares of common stock subject to issuance upon the conversion of Series A and Series B preferred stock subject to restricted preferred stock units outstanding under the executive incentive plan as of December 31, 2005 and (d) 2,813,901 shares of common stock subject to issuance pursuant to restricted Series D warrants outstanding pursuant to the Company’s employment agreements with Randall E. Curran, Richard E. Fish, Jr. and James P. O’Brien as of December 31, 2005. The number of shares of common stock shown as subject to issuance upon conversion of the Series A and Series B preferred stock assumes that the Company will pay all dividends that accrue on such series of preferred stock in additional shares of such series and that all outstanding shares of such preferred stock will be converted into common stock on October 29, 2012, which is the mandatory redemption date for such series of preferred stock. The number of shares of common stock shown as subject to issuance pursuant to restricted Series D warrants assumes that all such Series D warrants will be exercised for shares of Series C preferred stock, that the Company will pay all dividends that accrue on such shares of Series C preferred stock in additional shares of Series C preferred stock through the mandatory redemption date of October 29, 2012, and that all of such shares will be converted into common stock on the mandatory redemption date.

(7)	Assumes that all outstanding Series D warrants will be exercised for shares of Series C preferred stock at an initial exercise price of $.01 per warrant and that all such shares of Series C preferred stock will be converted into common stock on October 29, 2012, which is the mandatory redemption date for the Series C preferred stock. See note (8) to the “Summary Compensation Table” and note (2) to the table under “Option Grants in Last Fiscal Year” for additional information regarding the exercise and other terms of the Series D warrants.
(8)	Consists of shares of Series A and Series B preferred stock subject to issuance pursuant to restricted preferred stock units outstanding under the executive incentive plan as of December 31, 2005. The numbers of shares shown assume that the Company will pay all dividends that accrue on each series of the preferred stock subject to such awards in additional shares of such series of preferred stock and that all shares of such preferred stock will remain outstanding until October 29, 2012, which is the mandatory redemption date of such series of preferred stock.
(9)	Consists of shares of Series C preferred stock subject to issuance pursuant to Series D warrants outstanding under the Company’s employment agreements with Randall E. Curran, Richard E. Fish, Jr. and James P. O’Brien as of December 31, 2005. The number of shares shown assumes that the Company will pay all dividends that accrue on the Series C preferred stock subject to such awards at the stated 8% annual rate in additional shares of such series and that all shares of such preferred stock will remain outstanding until October 29, 2012, which is the mandatory redemption date of such series of preferred stock.
(10)	Includes shares of common stock subject to issuance, directly and indirectly, pursuant to restricted stock units. See notes (2) and (6) to this table.
(11)	Any or all of such shares of common stock may be issued pursuant to awards other than upon the exercise of an option, warrant or right. See note (4) to this table.

Stock Incentive Plan. The purpose of the stock incentive plan is to enable the Company to recruit, reward, retain and motivate officers, employees, directors and other plan participants who are providing services to the Company or its affiliates on a basis competitive with industry practices. Under the stock incentive plan, the Company may issue up to 2,433,334 shares of common stock. Shares subject to awards which are forfeited or canceled, or which expire or are settled in cash, will become eligible for issuance under future awards under the plan. If options are exercised by tendering shares in payment of the exercise price, the number of shares issued net of the shares tendered will be deemed issued for purposes of determining the number of shares available for future issuance under the plan.

Awards under the stock incentive plan may be made in the form of stock options (which may be either incentive stock options or non-qualified stock options), restricted stock, restricted stock units, unrestricted stock, stock appreciation rights, performance awards, annual incentive awards and any combination of the foregoing.

As of December 31, 2005, 706,658 shares of common stock were subject to issuance upon the exercise of stock options outstanding under the stock incentive plan and 486,684 shares of common stock were subject to issuance pursuant to restricted stock units outstanding under that plan.

The compensation committee of the board of directors administers the stock incentive plan and has the authority to designate eligible participants and determine the types of awards to be granted and the conditions and limitations applicable to those awards. The board of directors may authorize amendments to the stock incentive plan without stockholder approval except in circumstances prescribed by applicable law or regulation or the Nasdaq Marketplace Rules. The stock incentive plan will terminate on December 18, 2013.

Executive Incentive Plan. The board of directors approved the executive incentive plan on May 10, 2005 and approved the plan, as amended and restated, on December 16, 2005. The executive incentive plan provides for the award of restricted stock units for common stock, Series A preferred stock and Series B preferred stock to Randall E. Curran, Richard E. Fish, Jr. and James P. O’Brien pursuant to the Company’s employment agreements with those officers. The restricted stock units awarded under the plan are the securities the foregoing executives are entitled to receive for their services in connection with the restructuring of the Company’s secured indebtedness completed on March 29, 2005 (the “March 2005 restructuring”). The Company adopted the executive incentive plan so that it may grant stock units as an inducement material to the foregoing executives entering into employment with the Company within the meaning of Nasdaq Marketplace Rule 4350(i)(1)(A)(iv). As permitted by the foregoing rule, the executive incentive plan has not been approved by the Company’s stockholders.

As of December 31, 2005, stock units for 1,999,461 shares of common stock, 14,017 shares of Series A preferred stock and 42,138 shares of Series B preferred stock were outstanding under the executive incentive plan.

Warrants to Purchase Series C Preferred Stock and Common Stock. The Company issued the Series D warrants exercisable for shares of Series C preferred stock and common stock shown in the foregoing table in accordance with its employment agreements with Randall E. Curran, Richard E. Fish, Jr. and James P. O’Brien. The awards are the securities that the foregoing executives are entitled to receive for their services in connection with the July 2005 refinancing. These awards were granted as an inducement material to the foregoing executives entering into employment with the Company within the meaning of Nasdaq Marketplace Rule 4350(i)(1)(A)(iv). The employment agreement provisions relating to these awards were not approved by the Company’s stockholders, although the stockholders approved the issuance of all authorized warrants under the Series D warrant agreement, including the Series D warrants issued to Messrs. Curran, Fish and O’Brien. For additional information concerning the foregoing executive employment agreements, see “—Employment and Deferred Compensation Agreements—Employment Agreements With Randall E. Curran, Richard E. Fish, Jr. and James P. O’Brien.”

Annual Cash Bonus Plan

The Company pays annual cash bonuses to its Chief Executive Officer, other executive officers, and other employees under the Company’s annual cash bonus plan. Under the plan, eligible employees, including the Company’s executive officers and other senior executives, generally are entitled to receive a cash bonus in an amount up to a specified maximum percentage of the employee’s annual base salary, subject to the Company’s achievement of tiered financial performance goals, including revenue, EBITDA (generally defined for these purposes as the sum of net income (or net loss) after eliminating interest expense, income tax expense, depreciation expense, amortization expense, and specified extraordinary and non-recurring items), cash flow and capital budget targets. If the Company achieves the financial performance goals at the highest established tier, the employee will be entitled to receive a cash bonus that is equal to 100% of the specified maximum percentage of the employee’s annual base salary. If the Company achieves the financial performance goals at a lower tier, the percentage of the specified maximum percentage of the employee’s annual base salary that the employee will be entitled to receive as a cash bonus will be reduced to the percentage attributed to that tier.

Performance objectives and maximum bonus percentages are approved annually by the compensation committee, subject to compliance with applicable employment agreements. In awarding bonuses under the plan, the compensation committee may consider factors other than those set forth above. Bonus percentages generally are set by job classification level within the Company, except that bonus percentages for the executive officers and other senior executives of the Company are established on an individual basis.

Employment and Deferred Compensation Agreements

The Company has entered into employment agreements with Randall E. Curran, Chief Executive Officer, Richard E. Fish, Jr., Executive Vice President and Chief Financial Officer, James P. O’Brien, Executive Vice President-Operations, and J. Thomas Mullis, Senior Vice President-Legal and Regulatory. The Company also has entered into deferred compensation agreements with Messrs. Curran, Fish and O’Brien.

Employment Agreements With Randall E. Curran, Richard E. Fish, Jr. and James P. O’Brien. On March 28, 2005, the board of directors approved employment agreements between the Company and Messrs. Curran, Fish and O’Brien. Each agreement is dated as of the effective date of the executive’s employment with the Company, which was February 3, 2005 for Mr. Curran, February 21, 2005 for Mr. Fish and February 28, 2005 for Mr. O’Brien. On December 16, 2005, the board of directors approved amendments to these agreements to authorize the grant of stock units representing Series A preferred stock and Series B preferred stock to such executives under the amended executive incentive plan. The amendments were effective as of December 20, 2005.

Each agreement has an initial term of two years, which will automatically be extended for successive one-year periods, unless the Company or the executive provides notice of non-renewal at least one year prior to the next scheduled renewal date, unless the executive is otherwise terminated by the Company, or as a result of his resignation.

Under the agreements, Mr. Curran is entitled to an initial base salary payable at an annual rate of $500,000, Mr. Fish is entitled to an initial base salary payable at an annual rate of $325,000, and Mr. O’Brien is entitled to an initial base salary payable at an annual rate of $325,000. These base salaries are subject to increase in accordance with the Company’s normal business practices and, if increased, may not subsequently be reduced unless there is a proportionate reduction of the salaries of all other senior executives. Each executive is eligible to earn an annual cash bonus of up to 100% of his annual base salary then in effect, based upon the achievement by the Company of performance goals determined by the board of directors or compensation committee or, for fiscal years 2005 and 2006, upon achievement by the Company of EBITDA amounts specified and defined in the agreements. In the discretion of the compensation committee, each executive also may receive an additional annual cash bonus in an amount not to exceed 25% of the executive’s annual base salary then in effect. Each executive is eligible to participate in the Company’s other benefits programs that are available to its senior executives generally. Each executive also is entitled to reimbursement for reasonable out-of-pocket business expenses and to reimbursement for reasonable relocation expenses not to exceed $250,000, before any tax gross-up. All reimbursed expenses that are subject to income tax will be grossed up so that the state and federal tax effect to the executive is zero.

Under the terms of each employment agreement, each officer is entitled to receive, promptly following the completion of a restructuring of the Company’s capital structure upon terms that are approved by the board of directors, an award of restricted shares representing 5%, in the case of Mr. Curran, 1.25%, in the case of Mr. Fish, or 1.0%, in the case of Mr. O’Brien, of each class or series of the Company’s equity securities outstanding immediately following the capital restructuring, calculated on a fully diluted basis (the “restricted shares”). Unless vesting accelerates in connection with the termination of the executive’s employment by the Company without cause or by the executive for good reason, as described below, 60% of each class or series of the restricted shares awarded to the executive will vest ratably over three years, 20% of each class or series will vest upon the Company’s achievement of a specified minimum EBITDA amount during a period of four consecutive fiscal quarters and 20% of each class or series will vest upon achievement of a specified increased EBITDA amount during a period of four consecutive fiscal quarters. For purposes of the agreement, “EBITDA” means the sum of net income (or net loss) after eliminating extraordinary and non-recurring items to the extent included in net income, interest expense, income tax expense, depreciation expense, amortization expense, and any direct expenses and accounting charges incurred in or related to a restructuring of the Company’s capital structure, any sale of assets, or any employment agreement or similar agreement the Company enters into in the future with other newly hired senior executives. Notwithstanding the foregoing, if the board of directors determines in good faith, after consulting with the executive, that it is not practicable to issue a particular class or series of restricted shares to the executive, the executive will be entitled to receive an award or awards of restricted shares of an economically equivalent different class or series of equity securities. For their services in connection with the March 2005 restructuring and the July 2005 refinancing, the Company has granted Mr. Curran restricted stock units for 1,378,939 shares of common stock, 9,666 shares of Series A preferred stock and 29,061 shares of Series B preferred stock and 485,176 restricted Series D warrants, has granted Mr. Fish restricted stock units for 344,735 shares of common stock, 2,417 shares of Series A preferred stock, 7,265 shares of Series B preferred stock and 121,294 restricted Series D warrants, and has granted Mr. O’Brien restricted stock units for 275,787 shares of common stock, 1,933 shares of Series A preferred stock, 5,812 shares of Series B preferred stock and 97,036 restricted Series D warrants.

Each employment agreement provides that the executive will be entitled to participate in any offerings by the Company of its equity securities in capital-raising transactions exempt from registration under the Securities Act of 1933 on substantially the same terms as other offering participants.

Each employment agreement provides for the payment of severance benefits to the executive if the Company terminates the executive’s employment without cause, if the executive resigns for good reason or if the Company provides notice of non-renewal as described above. Upon such a termination, the executive will be entitled to receive all accrued but unpaid compensation, reimbursement of any outstanding reasonable business expenses, an amount equal to 18 months of the executive’s annual base salary at the rate then in effect and a pro rata portion of the maximum bonus subject to the 100% bonus opportunity payable in respect of the fiscal year in which the termination date occurs. The executive also will be entitled to continued participation in all health and welfare plans generally until the date which is 18 months following the termination date. In addition, all restricted shares awarded to the executive pursuant to the agreement and subject to time-based vesting will vest upon such termination to the extent not previously vested. Under each employment agreement, “good reason” includes any material adverse change in the executive’s duties or responsibilities, any reduction in the executive’s base salary (except as described above) or bonus opportunities, the failure, in the case of Mr. Curran, to be elected to serve as a member of the board of directors, or any directive by the Company requiring the executive to relocate more than 50 miles from the Company’s headquarters, provided that the executive notifies the Company of the occurrence of such event and the Company fails to remedy the event within ten days.

If the executive’s employment is terminated by the Company for cause or by the executive without good reason, the executive will be entitled to receive only accrued but unpaid compensation and reimbursement of any outstanding reasonable business expenses. For this purpose, “for cause” means the willful and continued failure by the executive substantially to perform his duties under the agreement, other than any such failure arising from his disability, provided that the executive first receives notice from the board of directors specifying in reasonable detail the alleged failures and providing the executive a reasonable opportunity to cure such alleged failures, the executive’s conviction of, or plea of guilty or nolo contendere to, a misdemeanor involving theft or moral turpitude or any felony, or any act of intentional dishonesty or intentional misconduct resulting in demonstrable harm to the Company. The Company’s obligation to pay any form of severance to the executive is subject to the executive’s execution of a full and unconditional release in favor of the Company and its subsidiaries, directors, officers and other affiliates of all obligations other than those set forth in the employment agreement.

Each employment agreement further includes customary non-competition and non-solicitation restrictions applicable to the executive for a period of 18 months after the termination of the executive’s employment, as well as customary confidentiality and non-disparagement provisions.

Deferred Compensation Agreements With Randall E. Curran, Richard E. Fish, Jr. and James P. O’Brien. The Company and Messrs. Curran, Fish, and O’Brien entered into deferred compensation agreements on December 23, 2005, which was the date of issuance to the executives of the Series D warrants granted in accordance with the executives’ employment agreements. Under these agreements, each of the executives has elected, for purposes of Section 409A of the Internal Revenue Code, to defer the exercise of the time-based vested portion of the executive’s Series D warrants and the delivery of the shares of Series C preferred stock or common stock issuable upon exercise of the warrants until March 31, 2008 and to defer the exercise of the performance-based vested portion of the executive’s Series D warrants and the delivery of the shares of Series C preferred stock or common stock issuable upon exercise of the warrants until March 31, 2008, with respect to any performance-based vesting portion of the Series D warrants that vests on or before March 31, 2008, or, with respect to any performance-based vesting portion of the Series D warrants vests after March 31, 2008, until the earliest of June 29, 2009, the first anniversary of the vesting date of such portion or the first date on which the executive is eligible to sell any of the shares of Series C preferred stock or common stock issuable upon the exercise of such portion pursuant to an effective registration statement under the Securities Act (if such date occurs in the calendar year in which such first anniversary occurs). Notwithstanding the foregoing, the Series D warrants may be exercised, and the shares of Series C preferred stock or common stock issuable upon exercise of the warrants may be delivered, on an earlier specified date in connection with the termination of the executive’s employment with the Company or a change of control of the Company, as defined for purposes of the agreements.

Employment Agreement With J. Thomas Mullis. The Company entered into the employment agreement with Mr. Mullis as of August 13, 2004. The agreement with Mr. Mullis has an indefinite term, which will continue until his employment terminates because Mr. Mullis dies or becomes disabled, is terminated by the Company, or resigns. Under the agreement, Mr. Mullis is entitled to receive a base salary in an amount which is not less than his base salary immediately prior to the date of effectiveness of the agreement. The agreement further provides that, in addition to Mr. Mullis’s annual base salary, Mr. Mullis may earn an annual bonus in cash and stock-based incentives in an amount to be established from time to time by the Company.

The agreement provides for the payment of severance benefits to Mr. Mullis if the Company terminates his employment without cause or if he resigns for good reason. For this purpose, “good reason” includes a material reduction in Mr. Mullis’s position, authority, duties or responsibilities, a reduction in Mr. Mullis’s compensation otherwise than as permitted by the agreement, and notification to Mr. Mullis that his employment will be terminated other than as permitted by the agreement. Upon such a termination, Mr. Mullis will be entitled to receive the following:

•	a lump-sum cash payment equal to the sum of (a) Mr. Mullis’s annual base salary through the date of termination plus (b) a bonus for the year of termination equal on an annualized basis to the higher of the last annual cash bonus paid to Mr. Mullis or Mr. Mullis’s target annual cash bonus opportunity then in effect, plus (c) any previously deferred compensation and accrued vacation pay, to the extent not previously paid;

•	a lump-sum payment equal to the sum of (a) Mr. Mullis’s annual base salary as in effect at the date of termination plus (b) an amount equal to the higher of the last annual cash bonus paid to him and Mr. Mullis’s target annual cash bonus opportunity then in effect; and

•	continued medical, prescription, dental and life insurance benefits for a minimum of one year, unless Mr. Mullis is eligible to receive such benefits from a new employer.

In addition, upon such termination, all stock options, stock appreciation rights, awards of restricted stock and restricted stock units, and other equity-based awards granted to Mr. Mullis will vest and become exercisable, and all restrictions and conditions applicable to such awards will be deemed to have lapsed or been fully satisfied.

If Mr. Mullis is terminated with cause or Mr. Mullis resigns without good reason, Mr. Mullis will be entitled to receive only compensation accrued through the date of termination and any compensation previously deferred by him.

Severance Payments

Larry F. Williams resigned as the Company’s Chairman and Chief Executive Officer effective on February 2, 2005. Under his employment agreement, assuming his compliance with the provisions of the agreement, Mr. Williams was entitled to a lump-sum severance payment of approximately $1.9 million, which is an amount equal to (1) three times the sum of his annual base salary as in effect at the date of his termination plus his highest specified target bonus opportunity, excluding the value of stock-based incentives, plus (2) the value of his accrued and unused vacation hours. The Company made this lump-sum payment to Mr. Williams on August 1, 2005. Before that date, the Company had paid Mr. Williams, periodically in accordance with its normal payroll schedule, a total of approximately $173,077, which was based on his annual salary as in effect at the date of his termination. Under his employment agreement, Mr. Williams, who is age 63, is also entitled to continue receiving medical, prescription, dental and life insurance benefits until he attains at least age 65. As provided in his agreement, effective upon his termination, previously unvested stock options held by Mr. Williams for 12,500 shares of common stock and previously unvested restricted stock units held by Mr. Williams for 88,897 shares of common stock were vested.

Report of the Compensation Committee on Executive Compensation

The compensation committee of the Company’s board of directors, which is composed exclusively of non-employee directors, presents this report regarding its executive compensation policy and compensation program in effect for the 2005 fiscal year for the Company’s Chief Executive Officer and the Company’s other executive officers. This report, as well as the performance graph included in this proxy statement, are not soliciting materials, are not deemed filed with the SEC, and are not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any such filing.

Compensation Policies for Executive Officers

Compensation Policies. The Company’s compensation policies are designed to attract, motivate and retain experienced and qualified executives, enhance the Company’s overall performance, and increase stockholder value.

The compensation committee seeks to provide competitive salaries based upon individual performance and to award annual cash bonuses based on the Company’s overall performance relative to corporate objectives, taking into account individual contributions, teamwork, and performance levels. In addition, the Company’s general policy is to grant equity awards to executives upon their commencement of employment with the Company and annually thereafter in order to strengthen the alliance of interest between the executives and the Company’s stockholders and to give executives the opportunity to reach appropriate compensation levels based on the Company’s performance, as reflected in part in the market price of the common stock.

The following describes the three principal elements of compensation generally available to executives under the compensation committee’s compensation policies, with specific reference to compensation reported for fiscal 2005.

Base Salaries. Base salaries of executive officers are initially determined by evaluating the responsibilities of the position, the experience and knowledge of the executive, and the competitive marketplace for executive talent. This evaluation includes a comparison of the Company’s executive base salaries to base salaries for comparable positions at peer public and private companies in the Company’s geographic region. Base salaries for executive officers are reviewed annually by the compensation committee based upon, among other things, individual performance and responsibilities.

Annual salary adjustments for executive officers are recommended by the Chief Executive Officer after evaluating the previous year’s performance of each executive officer and considering any new responsibilities of such officer. The compensation committee performs the same review of the Chief Executive Officer’s performance. Individual performance ratings take into account such factors as the achievement of specific goals that are defined by reference to the Company’s strategic plan and the attainment of specific individual objectives. The factors affecting base salary levels are not assigned specific weights, but are subject to adjustment by the compensation committee.

Annual Cash Bonuses. The Company pays annual cash bonuses to its executive officers based primarily on corporate performance, as measured by reference to factors that reflect objective performance criteria over which management generally has the ability to exert some degree of control. The annual bonuses historically have been linked to the Company’s achievement of financial performance measures established by the compensation committee, as well various operational objectives. Cash bonuses for fiscal 2005, which were paid in fiscal 2006, were primarily based upon the achievement of specified objectives related to the Company’s adjusted EBITDA, which was defined as the Company’s net loss before interest expense, income tax expense, depreciation expense amortization expense, and other specified expenses.

Long-Term Incentive Compensation. A third component of an executive officer’s compensation consists of awards under the Company’s stock incentive plans pursuant to which the Company grants executive officers and other key employees stock units and other equity-based awards, including options to purchase shares of common stock. Under their employment agreements with the Company, which they entered into in February 2005, the Chief Executive Officer and the Chief Financial Officer were eligible to receive awards of each class or series of the Company’s equity securities that were outstanding immediately following the completion of a restructuring of the Company’s capital structure upon terms approved by the board of directors.

The compensation committee historically has granted stock options to the Company’s executive officers in order to align their interests with the interests of the stockholders. Stock options have been considered by the compensation committee to be an effective long-term incentive because an executive’s gains are linked to increases in the value of the common stock, which in turn provides stockholder gains. Beginning in fiscal 2002, the compensation committee has added stock unit awards to the equity-based component of each executive officer’s compensation. Awards of stock units have become the primary equity-based component of each executive officer’s compensation.

Stock unit grants made to the Chief Executive Officer and the Chief Financial Officer in fiscal 2005 principally reflected their significant contributions in connection with the restructuring of the Company’s secured indebtedness in March 2005 and the refinancing of the Company’s secured indebtedness in July 2005. In fiscal 2005, the compensation committee granted the foregoing executive officers stock units for a total of 1,723,464 shares of common stock, 12,083 shares of Series A preferred stock and 36,326 shares of Series B preferred stock, and 606,470 warrants to purchase shares of Series C preferred stock or common stock. Of these awards, 60% vest ratably over three years, 20% vest upon achievement of a specified minimum adjusted EBITDA amount, and 20% vest upon achievement of a specified increased adjusted EBITDA amount.

In fiscal 2005, the compensation committee also granted stock units for a total of 41,668 shares of common stock to the other executive officers as long-term incentives. These stock units vest as to one-fourth of the shares subject to the awards on each of the first, second, third and fourth anniversaries of the grant date.

Chief Executive Officer Compensation

The compensation committee applies the foregoing policies in setting the compensation of the Chief Executive Officer. The Chief Executive Officer generally participates in the same executive compensation plans and arrangements available to the other executive officers. Accordingly, the compensation of the Chief Executive Officer also consists of an annual base salary, an annual cash bonus, and long-term incentive compensation. The compensation committee’s general approach in establishing the Chief Executive Officer’s compensation is to be competitive with peer companies, but to have a large percentage of his target compensation based upon the long-term performance of the Company.

Randall E. Curran served as the Chief Executive Officer beginning on February 3, 2005. Mr. Curran’s compensation for fiscal 2005 included a base salary payable at an annual rate of $500,000 in accordance with his employment agreement and a cash bonus of $250,000 based on the achievement of the specified adjusted EBITDA objectives. In fiscal 2005, as contemplated by the terms of his employment agreement, for his contributions in connection with the restructuring of the Company’s secured indebtedness in March 2005 and the refinancing of the Company’s secured indebtedness in July 2005, Mr. Curran was granted stock units for a total of 1,378,729 shares of common stock, 9,666 shares of Series A preferred stock, 29,061 shares of Series B preferred stock, and 485,176 warrants to purchase shares of Series C preferred stock or common stock.

Before his resignation on February 2, 2005, Larry F. Williams served as the Chief Executive Officer. Mr. Williams’s compensation for fiscal 2005 included a base salary at an annual rate of $300,000. Mr. Williams’s base salary rate for 2005 was based upon, among other factors, the compensation of chief executive officers of comparable companies for 2004, although his compensation was not linked to any particular group of these companies. The compensation committee did not award Mr. Williams a cash bonus or any equity-based grants for fiscal 2005 performance.

Compensation Deductibility Policy

Under Section 162(m) of the Internal Revenue Code and applicable Treasury regulations, no tax deduction is allowed for annual compensation in excess of $1 million paid to any of the Company’s five most highly compensated executive officers. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals. The compensation committee intends to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) so long as doing so is compatible with its determinations as to the most appropriate methods and approaches for the design and delivery of compensation to the Company’s executive officers.

Respectfully submitted,
Compensation Committee
Steven C. Chang
R. Gerald McCarley
Sanjay Swani

Compensation Committee Interlocks and Insider Participation

The compensation committee of the board of directors during 2005 consisted of R. Gerald McCarley, Sanjay Swani, Donald W. Burton, who resigned from the board of directors on February 2, 2005, and Steven C. Chang, who was appointed to the compensation committee on September 1, 2005. No member of the compensation committee during 2005 was a former officer or employee of the Company or any of its subsidiaries. For a description of transactions between the Company and entities with which some members of the compensation committee in 2005 are affiliated or associated, see “Transactions with Related Parties.”

STOCKHOLDER RETURN PERFORMANCE GRAPH

On October 29, 2002 in connection with the completion of the Company’s plan of reorganization under Chapter 11 of the United States bankruptcy code, all shares of the Company’s then outstanding common stock were canceled and the Company issued approximately 14,583,000 shares of its new common stock. Each holder of shares of the formerly outstanding common stock was entitled to receive such holder’s ratable proportion of a total of 118,500 shares of the new common stock pursuant to the plan of reorganization. The graph and table set forth below show the cumulative total stockholder return on the Company’s common stock compared to the Standard & Poor’s 500 Stock Index and the Nasdaq Telecommunications Index, which is composed of stocks of publicly traded companies which are principally in the telecommunications business, for the periods between October 30, 2002, which was the initial trading date of the new common stock, and December 30, 2005, which was the last trading day in fiscal 2005. The graph assumes $100 was invested at the close of business on October 30, 2002 in (1) the new common stock, (2) the Standard & Poor’s 500 Stock Index and (3) the Nasdaq Telecommunications Index. Total stockholder return is measured by dividing total dividends, assuming dividend reinvestment, plus share price change for a period, by the share price at the beginning of the measurement period.

Company/Index	October 30, 2002	December 31, 2002	December 31, 2003	December 31, 2004	December 30, 2005
ITC^DeltaCom, Inc.	$100.00	$77.67	$202.00	$57.00	$14.00
S&P 500 Stock Index	$100.00	$98.78	$124.84	$136.06	$140.15
Nasdaq Telecom Index	$100.00	$103.01	$173.82	$187.72	$174.18

TRANSACTIONS WITH RELATED PARTIES

The Company has adopted a policy requiring that any material transactions between the Company and certain persons or entities affiliated with officers, directors or principal stockholders of the Company be on terms no less favorable to the Company than reasonably could have been obtained in arm’s-length transactions with independent third parties.

The following is a summary of certain transactions during fiscal 2005 among the Company and its directors, executive officers, beneficial owners of more than 5% of its common stock or either series of its outstanding preferred stock, and certain entities with which the foregoing persons are affiliated or associated.

Transactions With the Welsh, Carson, Anderson & Stowe Group

The members from time to time of the Welsh, Carson, Anderson & Stowe Group have collectively constituted the Company’s largest common stockholder since October 29, 2002 and largest Series B preferred stockholder since October 2003. The current members of the Welsh, Carson, Anderson & Stowe Group are Welsh, Carson, Anderson & Stowe VIII, L.P., WCAS VIII Associates, LLC, WCAS Capital Partners III, L.P., WCAS CP III Associates, L.L.C., Patrick J. Welsh, Russell L. Carson, Bruce K. Anderson, Thomas E. McInerney, Robert A. Minicucci, Anthony J. de Nicola, Paul B. Queally, Jonathan M. Rather, D. Scott Mackesy, John D. Clark, James R. Matthews and Sanjay Swani. Welsh, Carson, Anderson & Stowe is a private equity firm. The current members of the Welsh, Carson, Anderson & Stowe Group, together with certain former and current affiliates and associates of Welsh, Carson, Anderson & Stowe, including John Almeida, Jr. (who serves on the board of directors as a WCAS designee), constitute the WCAS securityholders.

On March 29, 2005, in connection with the March 2005 restructuring, the Company obtained a $20 million subordinated secured loan from the WCAS securityholders. Under that loan, no principal payments could be made until all amounts outstanding under the Company’s senior and junior credit agreements were paid in full. The outstanding principal amount under the subordinated loan was payable in a single payment on the maturity date. Interest was payable on the loan at an annual rate of 12% in payment-in-kind (“PIK”) interest by an increase in the principal loan amount until repayment of the senior and junior credit facilities and, at the Company’s option, in PIK or cash thereafter. The obligations under the subordinated loan were secured by third priority liens on, and security interests in, substantially all of the assets of the Company and all of its subsidiaries. The loan was terminated on July 26, 2005 upon the Company’s issuance to the WCAS securityholders of $20.8 million principal amount of third lien, senior secured notes as part of the July 2005 refinancing.

On March 29, 2005, in connection with the $20 million subordinated secured loan the Company received from the WCAS securityholders, the Company issued to such lenders Series C warrants with a ten-year term to purchase 6,600,000 shares of the Company’s common stock. Each Series C warrant entitles the holder thereof to purchase for cash one share of common stock at an initial exercise price of $1.80 per share of common stock, after giving effect to the one-for-three reverse split of the common stock implemented by the Company on September 13, 2005. The initial warrant exercise price, before giving effect to such reverse stock split, was equal to the volume-weighted average trading price of the common stock as quoted on the Nasdaq National Market for the ten consecutive trading days before the March 29, 2005 restructuring date. The exercise price and the number of shares of common stock issuable upon exercise of the Series C warrants are subject to adjustment for issuances or deemed issuances of common stock for no consideration or for a price which is less than the warrant exercise price then in effect.

On July 26, 2005, the Company completed the July 2005 refinancing, in which it issued new senior secured indebtedness and warrants and refinanced its secured indebtedness. In connection with the July 2005 refinancing, the Company issued third lien, senior secured notes due 2009 in the aggregate principal amount of $50.8 million. Of this amount, the Company issued $30 million in principal amount of third lien notes to new investors for cash and $20.8 million in principal amount of third lien notes to the WCAS securityholders in exchange for $20 million principal amount of notes plus capitalized interest evidencing the subordinated secured loan the WCAS securityholders had extended in connection with the March 2005 restructuring. The third lien notes accrue interest, payable quarterly, at an annual rate of LIBOR plus 7.5%, with the portion of any interest in excess of a 12% annual rate payable in-kind at the Company’s option, and accrue additional PIK interest, payable on a quarterly basis, at an annual rate of 4.5%. No scheduled principal payments will be due on the third lien notes before the maturity date of September 26, 2009. The obligations under the third lien notes are secured by third priority liens on, and security interests in, substantially all of the assets of the Company and all of its subsidiaries.

The Company paid the WCAS securityholders a total of $276,000 in fiscal 2005 for reimbursement of professional services incurred by these securityholders in connection with the March 2005 restructuring and the July 2005 refinancing.

Transactions With KNOLOGY, Inc. and Subsidiaries

The Company entered into the transactions with KNOLOGY, Inc. and its subsidiaries described below. Two of the Company’s directors during a portion of fiscal 2005, Campbell B. Lanier, III and Donald W. Burton, have reported that they beneficially own approximately 6.0% and 5.1%, respectively, of the outstanding voting common stock of KNOLOGY as of March 31, 2005. Messrs. Lanier and Burton also have beneficially owned more than 5% of the outstanding shares of the Company’s Series A preferred stock since the Series A preferred stock was first issued in October 2002. Mr. Lanier serves as Chairman of KNOLOGY’s board of directors and Mr. Burton serves as a director of KNOLOGY.

The Company has sold capacity on its fiber optic network to KNOLOGY and one of its subsidiaries, Interstate Telephone Company. The Company also has provided long distance and carrier-switched long distance service to KNOLOGY and its subsidiaries, Interstate Telephone Company and Valley Telephone Company. The Company provides directory assistance and operator services to KNOLOGY and some of its subsidiaries. The Company recorded revenues for all of these services of approximately $1.9 million for fiscal 2005.

The Company purchased feature group access and other services from KNOLOGY and its subsidiaries totaling approximately $616,000 for fiscal 2005.

Transactions With Affiliates of J. Smith Lanier, II

J. Smith Lanier, II is the beneficial owner of more than 5% of the Series A preferred stock. Mr. Lanier also is the Chairman and a significant stockholder of J. Smith Lanier & Co., an insurance placement company. During fiscal 2005, the Company entered into the transactions with J. Smith Lanier & Co. described below.

J. Smith Lanier & Co. has provided the Company with insurance brokerage services, including the negotiation and acquisition on behalf of the Company of various insurance policies with third-party insurers. The gross premium for policies obtained by J. Smith Lanier & Co. on behalf of the Company totaled $2.7 million for fiscal 2005 and included a payment of $185,000 for risk management services provided by J. Smith Lanier & Co.

The Company provides retail services, including local and long distance telephone services and data and Internet services, to J. Smith Lanier & Co. Revenues attributable to J. Smith Lanier & Co. for the Company’s provision of these services totaled approximately $651,000 for fiscal 2005.

Transactions With Affiliates of Campbell B. Lanier, III

The Company is a joint owner of an aircraft with KNOLOGY, Inc., an entity owned by Campbell B. Lanier, III, an entity affiliated with J. Smith Lanier, II, and others. The Company owns a 1% interest in the aircraft, which the Company used for corporate purposes until February 3, 2005. The Company and the other owners of the aircraft paid third parties for air travel services related to the operation, storage and maintenance of the aircraft. The Company paid its proportionate share of the fees and expenses associated with these air travel services based on its use of the aircraft. ITC Holding Company, LLC, which is a single-member limited liability company managed and wholly owned by Mr. Lanier, provided the Company with the foregoing air travel services for the portion of fiscal 2005 during which the Company used the aircraft. For these services, the Company paid ITC Holding Company, LLC a total of approximately $53,000 for fiscal 2005. The Company is seeking to dispose of its interest in the aircraft and no longer has any obligations pursuant to the terms of the agreement governing its ownership of the aircraft with respect to the operation or maintenance of the aircraft. The Company also paid ITC Holding Company, LLC a total of approximately $17,000 for fiscal 2005 for the use of business conference facilities. The Company recorded revenues of approximately $52,000 for fiscal 2005 for telecommunications services that it furnished to ITC Holding Company, LLC.

For fiscal 2005, the Company recorded revenues of $306,000 for telecommunication services that it furnished to ITC Financial Services, LLC and revenues of $633,000 for telecommunication services that it furnished to PRE Solutions, Inc. Mr. Lanier is an officer and significant stockholder of each of these entities.

Other Transactions

CT Communications, Inc., which is the beneficial owner of more than 5% of the Series A preferred stock, purchases operator services from the Company. For these services, the Company billed CT Communications approximately $689,000 for fiscal 2005.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than 10% of the common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. The reporting persons are required by rules of the SEC to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of Section 16(a) reports furnished to the Company for fiscal 2005 or written representations that no other reports were required, the Company believe that its Section 16(a) reporting persons complied with all filing requirements for fiscal 2005.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO Seidman, LLP served as the Company’s independent registered public accounting firm for fiscal 2004 and fiscal 2005 and has been appointed to serve as the Company’s independent registered public accounting firm for fiscal 2006. Representatives of BDO Seidman are expected to be present at the annual meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate questions.

Fees

The following table sets forth the aggregate fees billed by BDO Seidman, LLP to the Company for services rendered for fiscal 2004 and fiscal 2005:

	2005	2004
Audit services	$379,525	$937,565
Audit-related services	53,720	33,371
Tax services	—	—
All other fees	—	—

Total	$433,245	$970,936

The audit committee of the board of directors considered whether the provision by BDO Seidman of services for the fees identified above under “Audit-related services” was compatible with maintaining the independence of such firm.

Audit Services. Audit services include services performed by BDO Seidman to comply with generally accepted auditing standards related to the audit and review of the Company’s financial statements. The audit fees shown above for fiscal 2004 and fiscal 2005 were incurred principally for services rendered in connection with the audit of the Company’s consolidated financial statements and associated filings with the SEC.

Audit-Related Services. Audit-related services include assurance and related services that are traditionally performed by independent registered public accounting firms. The audit-related fees shown above for fiscal 2004 and fiscal 2005 were incurred in connection with audits of the Company’s employee benefit plans and general non-audit accounting consultation concerning financial reporting, disclosure matters and new accounting pronouncements.

Pre-Approval Policy

The audit committee pre-approves all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The audit committee has established a policy that provides for the general pre-approval of specific types of services. Pre-approval under this policy is generally provided for up to one year, is detailed as to the particular services or categories of services that are pre-approved, and specifies fee limits for each service or category of service. The Company’s independent registered public accounting firm and management are required to report periodically to the audit committee regarding the services provided by, and fees payable to, such firm in accordance with this pre-approval.

During the year, circumstances may arise when it may become necessary for the Company to engage its independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engaging the independent registered public accounting firm. The audit committee has delegated to its chairman the authority to address any requests for pre-approval of services between audit committee meetings. The chairman must report any pre-approval decisions to the audit committee at its next scheduled meeting.

During fiscal 2005, services accounting for approximately 25% of the audit-related fees billed by BDO Seidman to the Company were pre-approved in accordance with the general pre-approval policy. Services accounting for the remainder of such billed fees were pre-approved on an engagement-by-engagement basis by the audit committee or its authorized delegate.

REPORT OF THE AUDIT COMMITTEE

During 2005, the audit committee reviewed with the Company’s management, financial managers, internal auditors, and independent registered public accounting firm, BDO Seidman, LLP (“BDO Seidman”), the scope of the annual audit and audit plans, the results of internal and external audit examinations, the evaluation of the Company’s system of internal control over financial reporting, the quality of the Company’s financial reporting, the Company’s process for legal and regulatory compliance, and the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

Management is responsible for the Company’s system of internal control, the financial statements and the financial reporting process, and the assessment of the effectiveness of internal control over financial reporting. BDO Seidman is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States. As provided in its charter, the audit committee’s responsibilities include monitoring and overseeing these processes.

Consistent with this oversight responsibility, BDO Seidman reports directly to the audit committee. The audit committee appointed BDO Seidman as the Company’s independent registered public accounting firm and approved the firm’s compensation.

The audit committee discussed with BDO Seidman the matters required to be discussed by the Securities and Exchange Commission, the Public Company Accounting Oversight Board, and the American Institute of Certified Public Accountants’ Statement on Auditing Matters No. 61, Communication with Audit Committees, as amended. In addition, the audit committee has received from BDO Seidman the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with BDO Seidman the firm’s independence from the Company and its management.

In reliance on the review and discussions referred to above, the audit committee recommended to the board of directors, and the board of directors has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Respectfully submitted,

Audit Committee

John J. DeLucca
Clyde A. Heintzelman
R. Gerald McCarley

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Pursuant to Rule 14a-8 under the Securities Exchange Act, stockholder proposals to be presented at the Company’s annual meeting of stockholders in 2007 must be received by the Secretary of the Company at the Company’s offices at 7037 Old Madison Pike, Huntsville, Alabama 35806 no later than December 8, 2006. The submission by a stockholder of a proposal for inclusion in the proxy statement is subject to regulation by the SEC pursuant to Rule 14a-8 under the Securities Exchange Act.

Under the Company’s bylaws, a stockholder wishing to bring business before the stockholders at any meeting of stockholders must comply with specific notice requirements. To be timely, the stockholder’s notice must be delivered to or mailed and received by the Secretary of the Company not less than 60 days before the meeting, except that if less than 75 days’ notice or prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure was made. To be in proper form, a stockholder’s notice to the Secretary must set forth the following information:

•	the name and address of the stockholder who intends to propose the business and the nature of the business to be proposed;

•	a representation that the stockholder is a holder of record of capital stock of the Company entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; and

•	such other information regarding each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the SEC’s proxy rules if the matter had been proposed, or intended to be proposed, by the board of directors.

The foregoing provisions of the Company’s bylaws concerning notice of proposals by stockholders are not intended to affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act.

OTHER MATTERS

The board of directors does not intend to present to the annual meeting any matters not referred to above and does not presently know of any matters that may be presented to the meeting by others. If other matters are properly brought before the meeting, the persons named in the enclosed proxy will vote on such matters in their own discretion.

By Order of the Board of Directors,

Randall E. Curran Chief Executive Officer

Dated: April 7, 2006

APPENDIX A

AUDIT COMMITTEE CHARTER

OF ITC^DELTACOM, INC.

A.    Organization

1.    Appointment. The board of directors will appoint an audit committee, which will be composed of at least three directors. The board of directors also will appoint a chairman of the audit committee.

2.    Qualifications. Each member of the audit committee must satisfy the requirements of the Nasdaq Stock Market and applicable law relating to independence, expertise and experience.

B.    Statement of Purpose

1.    Oversight Responsibility. The purpose of the audit committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. This oversight responsibility includes oversight relating to (1) the integrity of the Company’s financial statements and financial reporting process and the Company’s systems of internal accounting and financial controls, (2) the performance of the internal audit function, (3) the annual independent audit of the Company’s financial statements, the engagement of the independent auditors and the evaluation of the qualifications, independence and performance of the independent auditors, (4) the Company’s compliance with legal and regulatory requirements, including the Company’s disclosure controls and procedures, and (5) the fulfillment of the other responsibilities set forth in this charter. The audit committee also will prepare the report of the audit committee required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

2.    Other Matters. It is not the role of the audit committee to plan or conduct audits, to guarantee the accuracy or quality of the Company’s financial statements or to determine that the financial statements are in accordance with generally accepted accounting principles and applicable laws and regulations. These are the responsibilities of management, the independent auditors and the internal auditors.

C.    Operation

1.    Open Communication. The audit committee will maintain regular and open communication among the directors, the independent auditors, the internal auditors and management.

2.    Reports to the Board of Directors. The audit committee will review with the board of directors any issues that arise within the scope of the oversight responsibility of the audit committee as described above, will report committee actions to the board of directors, and may make appropriate recommendations for action by the board of directors.

3.    Meetings. The audit committee will establish a schedule of meetings to be held each year and may schedule additional meetings as required. In planning the annual schedule of meetings, the audit committee will ensure that sufficient opportunities exist for its members to meet separately, periodically, with the independent auditors and the head of internal audit (or internal audit service providers), without management present; to meet separately with management, without the independent auditors and the head of internal audit (or internal audit service providers) present; and to meet with only the audit committee members present.

4.    Procedures. The audit committee may adopt such procedures relating to the conduct of its proceedings as it deems appropriate.

5.    Access to Records, Advisors and Others. The audit committee will have full authority (1) to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company, (2) to retain independent legal, accounting or other advisors, as it determines to be necessary to carry out its duties, to advise the audit committee and (3) to request any officer or employee of the Company, the Company’s external counsel, the internal auditors or the independent auditors to attend meetings of the audit committee or to meet with any members of, or advisors to, the audit committee. The audit committee may retain advisors without seeking approval of such retention by the board of directors. The Company will provide appropriate funding, as determined by the audit committee, for payment of the compensation of the independent auditors and of any independent advisors retained by the audit committee, as well as ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

6.    Delegation. The audit committee may delegate any of its responsibilities to a subcommittee composed of one or more members of the audit committee to the extent permitted by applicable law and listing standards.

7.    Performance Evaluation. The audit committee will establish criteria for evaluating its performance and will conduct such an evaluation on an annual basis.

D.    Responsibilities

The following will be the principal responsibilities of the audit committee:

1.    Engagement of Independent Auditors. The independent auditors are accountable to the audit committee. The audit committee will directly engage the independent auditors and directly oversee, evaluate and, where appropriate, replace the independent auditors. The independent auditors will report directly to the audit committee. Any engagement of the independent auditors by the audit committee may be subject to stockholder approval or ratification, as determined by the board of directors.

2.    Pre-Approval of Audit and Non-Audit Services. The audit committee will approve in advance (1) all audit, review and attest services and all non-audit services provided to the Company by the independent auditors and (2) all fees payable by the Company to the independent auditors for such services, all as required by applicable law or listing standards.

3.    Independence of Independent Auditors. The audit committee will consider matters relating to the independence of the independent auditors. The audit committee will ensure that the independent auditors submit, on a periodic basis, to the audit committee formal written statements delineating all relationships between the independent auditors and the Company, as required by the Independence Standards Board (or any successor body), will discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors’ independence and will take appropriate action in response to the independent auditors’ statements to satisfy itself of the independent auditors’ independence.

4.    Performance of Independent Auditors. The audit committee will review the performance of the independent auditors annually. In connection with this evaluation, the audit committee will consult with management and will obtain and review a report by the independent auditors describing their internal control procedures, issues raised by their most recent internal quality control review or peer review (if applicable) or by any inquiry or investigation by governmental or professional authorities for the preceding five years, and the response of the independent auditors to any such review, inquiry or investigation, including any steps taken to deal with any such issues. The audit committee will consider whether it is appropriate to adopt a policy of rotating independent auditors on a periodic basis.

5.    Performance of Internal Auditors. The audit committee will annually review the experience and qualifications of the senior members of the internal auditors and the quality control procedures of the internal auditors. If the internal audit services are outsourced, the audit committee will be responsible for the engagement, evaluation and termination of the internal audit service providers, and will approve fees paid to the internal audit service providers. As part of its responsibility to evaluate any internal audit service providers, the audit committee will review the quality control procedures applicable to the service providers. The audit committee also will obtain and review not less frequently than annually a report of the service providers addressing such service providers’ internal control procedures, any material issues raised by their most recent internal quality control review or by any inquiry or investigation by governmental or professional authorities for the preceding five years, and the response of such service providers to any such review, inquiry or investigation, including any steps taken to deal with any such issues.

6.    Audits. The audit committee will discuss with the internal auditors or internal audit service providers and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and other factors that may affect the effectiveness and timeliness of such audits. In this connection, the audit committee will discuss with management, the internal auditors or internal audit service providers and the independent auditors the Company’s major risk exposures (whether financial, operating or otherwise), the adequacy and effectiveness of the accounting and financial controls, and the steps management has taken to monitor and control such exposures and manage legal compliance programs, among other considerations that may be relevant to their respective audits. The audit committee will review with management and the independent auditors management’s annual internal control report, including any attestation of such internal control report by the independent auditors. The audit committee will obtain and review periodic reviews from management and the internal auditors or internal audit service providers regarding any significant deficiencies in the design or operation of the Company’s internal controls, material weaknesses in internal controls and any fraud (regardless of materiality) involving persons having a significant role in the internals controls, as well as any significant changes in internal controls implemented by management during the most recent reporting period of the Company.

7.    Review of Disclosure Controls and Procedures. The audit committee will review with the chief executive officer, the chief financial officer and general counsel the Company’s disclosure controls and procedures and will review periodically, but no less frequently than quarterly, management’s conclusions about the efficacy of such disclosure controls and procedures, including any significant deficiencies in, or material non-compliance with, such controls and procedures.

8.    Consultation with Independent Auditors. The audit committee will review with the independent auditors any problems or difficulties the auditors may have encountered in connection with the annual audit or otherwise and any management letter provided by the auditors and the Company’s response to that letter. This review will address any difficulties encountered by the independent auditors in the course of the audit work, including any restrictions on the scope of activities or access to required information, any disagreements with management regarding generally accepted accounting principles and other matters, and any material adjustments to the financial statements recommended by the independent auditors, regardless of materiality.

9.    Review of Regulatory and Accounting Initiatives. The audit committee will review with management and the independent auditors the effect of new or proposed regulatory and accounting initiatives on the Company’s financial statements and other public disclosures.

10.  Review of Annual SEC Filings. The audit committee will review and discuss with management and the independent auditors the audited financial statements and the other financial information, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” to be included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission. The audit committee also will discuss the results of the annual audit and any other matters required to be communicated to the audit committee by the independent auditors under generally accepted auditing standards, applicable law or listing standards, including matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90. Based on such review and discussion, the audit committee will make a determination whether to recommend to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

11.  Review of Quarterly SEC Filings and Other Communications. The audit committee will review and discuss with management and the independent auditors the quarterly financial information, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” to be included in the Company’s Quarterly Reports on Form 10-Q filed with the Securities and

Exchange Commission. In connection with this review, the audit committee will discuss the results of the independent auditors’ review of the Company’s quarterly financial information conducted in accordance with Statement on Auditing Standards No. 71. The audit committee also will discuss any other matters required to be communicated to the audit committee by the independent auditors under generally accepted auditing standards, applicable law or listing standards. The audit committee will discuss the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies, to the extent required by applicable law or listing standards.

12.  Proxy Statement Report. The audit committee will prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

13.  Related Party Transactions. The audit committee will conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis and approve all such transactions. The related party transactions subject to audit committee review and approval are transactions required to be disclosed pursuant to Item 404 of Regulation S-K of the Securities and Exchange Commission.

14.  Hiring Guidelines. The audit committee will approve guidelines for the Company’s hiring of former employees of the independent auditors, which will meet the requirements of applicable law and listing standards.

15.  Establishment of Whistleblowing Procedures. The audit committee will establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

16.  Review of Legal and Regulatory Compliance. The audit committee will periodically review with management, including the general counsel, and the independent auditors any correspondence with, or other action by, regulators or governmental agencies and any employee complaints or published reports that raise concerns regarding the Company’s financial statements, accounting or auditing matters or compliance with the Company’s code of conduct and ethics. The Committee also will meet periodically and separately with the Company’s general counsel to review material legal affairs of the Company and the Company’s compliance with applicable law and listing standards.

17.  Code of Business Conduct and Ethics. The audit committee will consider and act upon any amendments to the Company’s Code of Business Conduct and Ethics and upon any request by executive officers for waivers under the Code of Business Conduct and Ethics.

18.  Other Responsibilities. The audit committee also will carry out such other duties that may be delegated to it by the board of directors from time to time.

E.    Charter

1.    Annual Review. The audit committee will review and reassess the adequacy of this charter on an annual basis.

2.    Inclusion in Proxy Statement. The audit committee will cause a copy of the charter to be included in the Company’s annual proxy statement filed with the Securities and Exchange Commission as required by applicable law or regulation.

Adopted by the board of directors on March 19, 2003 and last amended on January 27, 2004.

Please

Mark Here

for Address

Change or

Comments

SEE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1. To elect seven directors

01 John Almeida, Jr.

02 Steven C. Chang

03 Randall E. Curran

04 John J. DeLucca

05 Clyde A. Heintzelman

06 Michael E. Leitner

07 Thomas E. Mclnerney

FOR

all nominees listed

except as indicated

WITHHOLD

AUTHORITY

to vote for all nominees

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

2. In their discretion, upon such other matters as may properly come before the annual meeting or any adjournment or postponement thereof.

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PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE

ENCLOSED POSTAGE PREPAID ENVELOPE.

Signature Signature Date

The signature on this Proxy should correspond exactly with stockholder’s name as printed above. In the case of joint tenants, co-executors or co-trustees, both should sign. Persons signing as Attorney, Executor

Administrator, Trustee or Guardian should give their full title.

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time on Tuesday, May 2, 2006.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet

http://www.proxyvoting.com/itcd

Use the Internet to vote your proxy.

Have your proxy card in hand when

you access the web site.

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Telephone 1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

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If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

ITC^DELTACOM, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 3, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned HOLDER OF COMMON STOCK OF ITC^DELTACOM, INC. (the “Company”)

hereby appoints Richard E. Fish, Jr. and J. Thomas Mullis, or either of them, with full power of substitution, as proxies to cast all votes, as designated on the reverse side of this proxy card, which the undersigned is entitled to cast as a holder of Common Stock at the 2006 annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on May 3, 2006 at 9:00 a.m., local time,

at the Company’s principal executive offices at 7037 Old Madison Pike, Huntsville, Alabama 35806, and

at any adjournment or postponement thereof, upon the following matter and any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED

HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY

WILL BE VOTED FOR PROPOSAL 1.

(Continued and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

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